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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Select Funds
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

           A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

          SEC 2569 (5-07)

Item 1.  Reports to Stockholders.

Baron Partners Fund	Baron Funds®
Baron Focused Growth Fund
Baron International Growth Fund
Baron Real Estate Fund
Baron Emerging Markets Fund
Baron Energy and Resources Fund
Baron Global Advantage Fund

December 31, 2014	Annual Financial Report

Baron Partners Fund
Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Focused Growth Fund
Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron International Growth Fund
Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Real Estate Fund
Ticker Symbols:
Retail Shares: BREFX
Institutional Shares: BREIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Emerging Markets Fund
Ticker Symbols:
Retail Shares: BEXFX
Institutional Shares: BEXIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Baron Energy and Resources Fund
Ticker Symbols:
Retail Shares: BENFX
Institutional Shares: BENIX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13

Baron Global Advantage Fund
Ticker Symbols:
Retail Shares: BGAFX
Institutional Shares: BGAIX
Performance	14
Top Ten Holdings	15
Sector Breakdown	15
Management’s Discussion of Fund Performance	15

Financial Statements

Statements of Net Assets	16
Statements of Assets and Liabilities	27
Statements of Operations	29
Statements of Changes in Net Assets	31
Statement of Cash Flows	34
Notes to Financial Statements	35

Financial Highlights	43

Report of Independent Registered Public Accounting Firm	50

Tax Information	51

Fund Expenses	52

Management of the Funds	53

DEAR BARON SELECT FUNDS SHAREHOLDER:
In this report, you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (the “Funds”) for the year ended December 31, 2014. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
February 25, 2015	February 25, 2015	February 25, 2015

This Annual Financial Report is for the Baron Select Funds, which currently has seven series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
The Funds’ Proxy Voting Policy is available without charge on the Funds’ website at www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.
The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	December 31, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014
					Since
					Inception
	One	Three	Five	Ten	(January 31,
	Year	Years	Years	Years	1992)
Baron Partners Fund — Retail Shares[1,2,3]	10.26%	23.74%	18.63%	9.53%	13.21%
Baron Partners Fund — Institutional Shares[1,2,3,4]	10.56%	24.07%	18.94%	9.69%	13.28%
Russell Midcap Growth Index[1]	11.90%	20.71%	16.94%	9.43%	9.71%
S&P 500 Index[1]	13.69%	20.41%	15.45%	7.67%	9.50%

[1]
The indexes are unmanaged. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2014 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2014
Percent of Total
Investments
CoStar Group, Inc.	8.9%
Tesla Motors Inc.	8.1%
ITC Holdings Corp.	7.2%
Hyatt Hotels Corp.	6.6%
Arch Capital Group Ltd.	6.4%
CarMax, Inc.	5.9%
Air Lease Corp.	5.7%
The Charles Schwab Corp.	5.1%
FactSet Research Systems, Inc.	4.8%
Dick’s Sporting Goods, Inc.	4.6%
63.3%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2014† (as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2014, Baron Partners Fund[1] (the “Fund”) gained 10.26%, underperforming the Russell Midcap Growth Index, which gained 11.90%.

The Fund has performed well since its conversion into an open end mutual fund on April 30, 2003. In the period since the Fund’s conversion through December 31, 2014, the Fund gained an annualized 14.39% versus an annualized 12.12% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 13.21%* compared to an annualized 9.71% for its index.

The Fund invests primarily in U.S. companies of any size with significant long-term growth potential. We believe our process can identify investment opportunities that we believe are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk.

Results for U.S. stock markets were volatile in 2014, as investors rotated among sub-asset classes and sectors in reaction to geopolitical events, the pace of global economic growth, interest rates, and, in the second half of the year, plummeting oil prices. Since we invest based on fundamentals – open-ended growth opportunities, significant competitive advantages, and talented management teams – we used the sell-off as an opportunity to purchase or add to existing holdings at what we consider to be attractive prices. Generally positive domestic economic reports over the year supported the view that the U.S. economy is accelerating, outpacing much of the rest of the developed world.

At the sector level, the Fund’s investments in Health Care, Consumer Discretionary and Utilities were the largest contributors to performance in 2014. Energy, Financials and Industrials detracted.

The largest individual contributor was Illumina, Inc. Shares of Illumina, the leader in next generation DNA sequencing instruments and consumables, rose significantly in 2014, driven by multiple new product introductions, including a new ultra-high throughput platform that is the first to sequence a full human genome for less than $1,000. Over the year, management increased guidance from 15-17% revenue growth to, most recently, 30% growth. We believe Illumina has further distanced itself from its competitors and holds an effective monopoly on DNA sequencing at a time when demand is accelerating.

athenahealth, Inc. was the largest individual detractor in 2014. athenahealth provides cloud-based software-enabled business services for physicians and other healthcare providers. Shares declined on news that its enterprise bookings fell short of management targets and on the release of a short thesis by a prominent hedge fund manager. The Fund exited its position in athenahealth.

We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	December 31, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND† (RETAIL SHARES) IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014
					Since
					Inception
	One	Three	Five	Ten	(May 31,
	Year	Years	Years	Years	1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	2.35%	14.26%	12.98%	8.63%	11.50%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	2.54%	14.53%	13.25%	8.77%	11.58%
Russell 2500 Growth Index[1]	7.05%	20.47%	17.27%	9.37%	7.59%
S&P 500 Index[1]	13.69%	20.41%	15.45%	7.67%	8.22%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The Russell 2500” Growth Index measures the performance of small to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2014 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2014
Percent of Net Assets
Tesla Motors Inc.	7.4%
Hyatt Hotels Corp.	7.4%
CoStar Group, Inc.	6.6%
Vail Resorts, Inc.	6.4%
FactSet Research Systems, Inc.	5.4%
CarMax, Inc.	5.1%
Colfax Corp.	4.7%
Manchester United plc	4.5%
Choice Hotels International, Inc.	4.3%
Iridium Communications Inc.	4.2%
56.0%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2014, Baron Focused Growth Fund[1] (the “Fund”) gained 2.35%, while the Russell 2500 Growth Index gained 7.05%.

Since its inception on May 31, 1996, through December 31, 2014, the Fund has significantly outperformed the Russell 2500 Growth Index, gaining an annualized 11.50%*, compared to an annualized 7.59% for its index.

The Fund invests in a non-diversified portfolio of U.S. companies that we believe are well-capitalized, and have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund invests primarily in common stock of small- and mid-sized U.S. companies. The Fund is non-diversified, so the top ten holdings are expected to comprise a significant percentage of the Fund.

Results for U.S. stock markets were volatile in 2014, as investors rotated among sub-asset classes and sectors in reaction to geopolitical events, the pace of global economic growth, interest rates, and, in the second half of the year, plummeting oil prices. After outperforming in 2013, small cap stocks underperformed their large cap counterparts in 2014. This cyclical behavior is a well established pattern. Since we invest based on fundamentals – open-ended growth opportunities, significant competitive advantages, and talented management teams – we used the sell off as an opportunity to purchase or add to existing holdings at what we consider to be attractive prices. We are confident that stocks of smaller, faster growing companies once again will return to favor, although we cannot predict exactly when, how, or if, it will happen.

At the sector level, the Fund’s investments in Information Technology, Telecommunication Services and Utilities were the largest contributors to performance in 2014. Industrials and Financials detracted from performance.

The largest individual contributor was CarMax, Inc. Shares of CarMax, the nation’s largest used car retailer, rose strongly during 2014 on reports of solid results, highlighted by accelerating sales and earnings growth. We believe CarMax’s $3 billion share repurchase program, a young and growing store base, and improving demand will allow the company to deliver industry leading, double-digit growth over the next several years. Our long term outlook calls for 200-plus stores, more than $20 billion in revenue and close to $5 in earnings power in five years.

The largest individual detractor in 2014 was Benefitfocus, Inc., the leading provider of cloud-based benefits software. Shares have been highly volatile, more than doubling in the months after its IPO in September 2013, but declining in 2014 on higher-than planned investment spending, a secondary offering, and the pullback in high growth tech stocks. Despite the volatility, the company’s fundamental performance has been strong. Benefitfocus serves a market more than 100 times larger than its current business, which we believe will allow the company to compound revenue at more than 30% annually.

We expect to continue to establish positions in small and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS ”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	December 31, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND† (RETAIL SHARES) IN RELATION TO THE MSCI ACWI EX USA IMI GROWTH INDEX AND THE MSCI ACWI EX USA INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014
				Since
				Inception
	One	Three	Five	(December 31,
	Year	Years	Years	2008)
Baron International Growth Fund — Retail Shares[1,2]	-2.33%	11.85%	7.77%	13.20%
Baron International Growth Fund — Institutional Shares[1,2,3]	-2.07%	12.15%	8.06%	13.47%
MSCI ACWI ex USA IMI Growth Index[1]	-2.77%	9.54%	5.39%	10.62%
MSCI ACWI ex USA Index[1]	-3.87%	8.99%	4.43%	9.85%

†
The Fund ’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI ACWI ex USA indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI ACWI ex USA IMI Growth Index Net USD measures the performance of large-, mid- and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Index Net USD measures the equity market performance of large and mid-cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2014 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2014
Percent of
Net Assets
Constellation Software, Inc.	2.7%
Check Point Software Technologies Ltd.	2.7%
Kroton Educacional SA	2.4%
Ingenico SA	2.2%
Mellanox Technologies Ltd.	2.2%
RIB Software AG	2.2%
Symrise AG	2.1%
Haitong Securities Co., Ltd.	2.1%
Opera Software ASA	1.9%
Domino’s Pizza Group plc	1.9%
22.4%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2014, Baron International Growth Fund[1] (the “Fund”) declined 2.33%, outperforming the MSCI ACWI ex USA IMI Growth Index, which declined 2.77%.

The Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund seeks to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. The Fund may purchase securities of companies of any size.

The international equities markets were volatile in 2014, with the key related indices finishing down for the full year (in dollar terms). The developed markets were challenged by sluggish economic growth and very low inflation alongside fairly high debt-to-GDP levels. Conditions also represented a challenge for emerging markets, particularly those with significant commodity-based exports and/or U.S. dollar borrowings. It remains to be seen whether the multi-year offensive against deflation and deleveraging in many key economies will achieve lasting success. Late in 2014, the Bank of Japan, the ECB and China’s authorities “reloaded” expectations of aggressive monetary and fiscal support. Of course such moves, when juxtaposed with a strengthening U.S. economy and a tighter Fed, undermine the host currencies against the dollar. In our view, a material rise in the dollar suggests the specter of deflation, and generally coincides with weak commodity and oil prices, and often, falling interest rates. As such, we anticipate the standard deviation of returns among countries, currencies and sectors will remain wide for the time being.

On a sector basis, the largest contributors to performance in 2014 were Consumer Discretionary and Information Technology. Energy, Telecommunication Services and Health Care were the largest detractors. On a country basis, the largest contributors to performance were Brazil, Germany and India. Top detractors included Japan, Norway and the U.K.

Smiles SA was the Fund’s largest contributor. As the frequent flyer program of the Brazil-based airline GOL Linhas Aéreas Inteligentes SA, Smiles benefited from operational improvements at GOL that resulted in increased yield and improved margins for the airline. Additionally, Smiles out-delivered on its own strategy of winning market share, improving margins and continuing to generate exceptional cash flow. In addition to its near 100% dividend payout ratio, Smiles paid an exceptional dividend in 2014 equivalent to nearly 20% of its market cap.

The Fund’s largest detractor was SoftBank Corp. After strong gains in 2013, shares of this mobile communications and broadband Internet access provider in Japan and the U.S. retreated in 2014. Late in the year, shares fell following the successful IPO of Alibaba Group Holding Ltd., of which SoftBank, as a major holder of Alibaba with a roughly one-third stake, had acted as an investment proxy. SoftBank shares further reflected the weakness in Sprint Corp., the U.S. mobile phone company controlled by SoftBank, after Sprint reduced its financial guidance late in the year.

We believe the ongoing shift in opportunity, resources and capital towards those international companies and entrepreneurs most capable of driving economic efficiency and productivity remains on course. We believe this trend underlies the Fund’s strong performance to date, and we remain enthusiastic regarding the long term prospects for the many companies in which we are invested.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES) IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014
			Five Years
			and Since
			Inception
	One	Three	(December 31,
	Year	Years	2009)
Baron Real Estate Fund — Retail Shares[1,2]	16.61%	28.34%	21.91%
Baron Real Estate Fund — Institutional Shares[1,2]	16.93%	28.69%	22.21%
MSCI USA IMI Extended Real Estate Index[1]	17.96%	20.72%	16.50%
S&P 500 Index[1]	13.69%	20.41%	15.45%

[1]	The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2014 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2014
Percent of
Net Assets
Brookdale Senior Living, Inc.	9.0%
Jones Lang LaSalle, Inc.	3.6%
Hyatt Hotels Corp.	3.6%
CBRE Group, Inc.	3.6%
Starwood Hotels & Resorts Worldwide, Inc.	3.4%
Capital Senior Living Corp.	3.3%
Home Depot, Inc.	3.1%
Wyndham Worldwide Corp.	3.0%
Equinix, Inc.	2.9%
Mohawk Industries, Inc.	2.8%
38.3%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2014, Baron Real Estate Fund[1] (the “Fund”) gained 16.61%, underperforming the MSCI USA IMI Extended Real Estate Index, which gained 17.96%. Since its inception on December 31, 2009 through December 31, 2014, the Fund significantly outperformed its index, generating an annualized return of 21.91%, compared with an annualized return of 16.50% for the index.

The Fund is a non-diversified fund that invests broadly in real estate and real estate-related companies of all sizes. The Fund seeks to invest in well-managed U.S. and non-U.S. companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include a more comprehensive group of real estate and real estate-related companies. These include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships (MLPs), data centers, building products companies, real estate service companies, and real estate operating companies.

Our investments in REITs, senior housing operators and health care service providers, and hotels & leisure companies contributed the most to performance in 2014. Only casinos & gaming operators detracted from performance.

Performance of REITs was driven largely by historically low interest rates. Generally, we continue to hold the view that REITs will be relatively more vulnerable to an eventual rise in interest rates, and are therefore monitoring our REIT exposure accordingly. However, if interest rates remain low, REITs may continue to outperform.

Performance of senior housing operators was attributable primarily to favorable industry consolidation developments. We believe these companies are poised to benefit from attractive demographic trends, our expectation for a cyclical economic and housing market recovery, modest construction activity, favorable valuations, and perhaps further industry consolidation.

We believe our hotels & leisure investments remain well positioned amid expectations of solid demand, low supply forecasts and reasonable current stock valuations. In our opinion, as economic growth improves, hotels should benefit from higher occupancy and the opportunity to increase nightly rates, both resulting in strong cash flow growth.

The top contributor to performance in 2014 was senior housing provider Emeritus Corp., whose shares climbed on news of its July acquisition by Brookdale Senior Living, Inc., in an all-stock transaction valued at $2.8 billion or $28.41/share, representing a 32% premium to Emeritus’ trading price on February 20 when the deal was announced. The combined company is the nation’s largest and only nationally branded senior housing provider, with roughly 1,200 communities in 46 states. Given demographics, supply/demand imbalance and increasing consumer acceptance of senior housing, we believe prospects for the combined company are extremely positive.

The top detractor was Las Vegas Sands Corp., a casino company with locations in Macau, Singapore and Las Vegas. The Chinese government’s anti-corruption crackdown and increased visa restrictions, and credit concerns related to an ongoing investigation into money laundering at certain junkets, resulted in investor pessimism toward the Macau market and pressured the stock. We believe the market will rebound when new supply comes online in 2016 and a new bridge is built from Hong Kong in early 2017, which in turn should improve earnings and sentiment toward the company.

We seek to establish positions in real estate and real estate-related companies that we believe have exceptional management, sustainable competitive advantages, and compelling valuations.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES) IN RELATION TO THE MSCI EM IMI GROWTH INDEX AND THE MSCI EM IMI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014
			Since
			Inception
	One	Three	(December 31,
	Year	Years	2010)
Baron Emerging Markets Fund — Retail Shares[1,2]	3.47%	13.44%	4.85%
Baron Emerging Markets Fund — Institutional Shares[1,2]	3.75%	13.71%	5.11%
MSCI EM IMI Growth Index[1]	–0.15%	6.46%	–0.89%
MSCI EM IMI Index[1]	–1.79%	4.46%	–2.12%

[1]
The MSCI EM (Emerging Markets) IMI indexes cited are unmanaged, free float-adjusted market capitalization indexes. The MSCI EM (Emerging Markets) IMI Growth Index Net USD and the MSCI EM (Emerging Markets) IMI Index Net USD are designed to measure equity market performance of large-, mid- and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

December 31, 2014 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2014
Percent of
Net Assets
Haitong Securities Co., Ltd.	3.2%
Kroton Educacional SA	2.6%
Torrent Pharmaceuticals Ltd.	2.1%
Smiles SA	2.1%
Axis Bank Ltd.	1.9%
Tower Bersama Infrastructure Tbk PT	1.9%
Divi’s Laboratories Ltd.	1.8%
Fomento Económico Mexicano, S.A.B. de C.V.	1.8%
Aspen Pharmacare Holdings Ltd.	1.8%
GOL Linhas Aéreas Inteligentes SA	1.8%
21.0%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2014, Baron Emerging Markets Fund[1] (the “Fund”) gained 3.47%, outperforming the MSCI EM IMI Growth Index, which returned -0.15%.

The Fund is a diversified fund that invests for the long term, primarily in companies of any size domiciled or headquartered, or that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed countries (including the U.S.), and frontier countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase their stock at prices we believe to be favorable.

Emerging markets were volatile in 2014. The material strengthening of the dollar, which generally coincides with weak commodity and oil prices, and often, falling interest rates, represent a challenge for emerging markets, particularly those with significant commodity-based exports and/or U.S. dollar borrowings. We would not be surprised to see a crisis in a commodity exporting country, as we have likely already seen initiated in Russia and/or Venezuela. In contrast, countries and companies benefiting from weaker oil and commodity prices, and/or generally insulated from a rising cost of capital, in our view, will continue to experience relative strength in currency values and equity prices.

2014 also saw the advancement of market-friendly and value enhancing reforms in several developing countries. Specifically, we are encouraged by the renewed commitment demonstrated in India, Indonesia and China. Even in Brazil, after a disappointing election result, we are relieved that President Rousseff appears to have shifted to a more market-friendly posture, and remain comfortable with our overweight position, which we note has been purely based on bottom-up and theme-driven investments.

On a sector basis, the largest contributors to performance in 2014 were Financials, Health Care, Industrials and Consumer Discretionary. Consumer Staples, Energy and Information Technology were the largest detractors from performance. On a regional basis, India, Brazil and Indonesia contributed the most. China, Korea and Hong Kong detracted the most.

The largest contributor to performance in 2014 was Torrent Pharmaceuticals Ltd. As a fast growing India-based generic pharmaceutical company, Torrent is seeing substantial growth in the U.S. as branded drugs continue to go off-patent. Torrent is also generating strong growth in domestic markets. Performance can be attributed to above-consensus financial performance and a broad re-rating on Indian mid-cap pharmaceutical stocks.

The largest detractor from performance was Biostime International Holdings Ltd. Weak financial performance as a result of increased competition in the Chinese infant formula industry drove share price down. The emergence of e-commerce as a dominant sales channel has significantly reduced barriers to entry as new players can gain market share by offering online promotions and no longer require deep distribution networks. This has eroded a key competitive advantage for Biostime, which is still in early stages of formulating its online sales strategy. We exited our equity position.

The ongoing shift in opportunity, resources and capital towards the emerging market companies and entrepreneurs most capable of driving economic efficiency and productivity remains on course. We believe this trend underlies the Fund’s strong performance to date, and we remain enthusiastic regarding the long-term prospects for the many companies in which we are invested.

†	Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	December 31, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND† (RETAIL SHARES) IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014
		Three Years
		and Since
		Inception
	One	(December 31,
	Year	2011)
Baron Energy and Resources Fund — Retail Shares[1,2]	–12.75%	1.13%
Baron Energy and Resources Fund — Institutional Shares[1,2]	–12.59%	1.35%
S&P North American Natural Resources Sector Index[1]	–9.77%	2.42%
S&P 500 Index[1]	13.69%	20.41%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The S&P 500 North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks, including mining, energy, paper and forest products, and plantation owning companies. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2014 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2014
Percent of
Net Assets
Concho Resources, Inc.	4.2%
Parsley Energy, Inc.	3.8%
Atlas Energy, L.P.	3.5%
Tallgrass Energy Partners, LP	3.5%
Halliburton Co.	2.9%
Gulfport Energy Corp.	2.9%
Flotek Industries, Inc.	2.9%
Western Refining Logistics, LP	2.8%
SM Energy Co.	2.7%
RSP Permian, Inc.	2.6%
31.8%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2014, Baron Energy and Resources Fund[1] (the “Fund”) fell 12.75%, underperforming the S&P North American Natural Resources Sector Index, which fell 9.77%.

The Fund is a non-diversified fund that invests primarily in energy and resources companies and related companies of any market capitalization, including master limited partnerships (MLPs). The

Fund invests primarily in U.S. securities and may invest up to 25% in non-U.S. securities. We select securities that we believe have favorable price-to-value characteristics, are well-managed and appropriately financed, and have significant long-term growth prospects and competitive advantages.

Although the first half of the year suggested renewed strength in the Energy sector, the decline in oil and gas prices that began around mid-year accelerated through to year end, precipitating steep declines in share prices across the energy spectrum. In the second half of the year, as the U.S. dollar strengthened and the European, Japanese, and Chinese economies weakened, global oil demand expectations weakened as well. At the same time, supplies were boosted by a rebound in Libyan and Iranian oil production, along with growth in U.S. oil supplies. When in late November, Saudi Arabia decided not to cut production to restore the supply/demand imbalance, oil prices went into free fall, and finished the year down nearly 46%.

Tallgrass Energy Partners, LP was the largest contributor to the Fund in 2014. Tallgrass is a midstream energy MLP formed in 2013. Company performance was strong as management continued to outperform expectations. The acquisition of Rockies Express Pipeline, LLC also helped the stock price. We believe Tallgrass has top notch management and opportunities to quickly grow distribution (up 70% in 18 months). We view Tallgrass as a three- year growth story at a reasonable price.

The largest detractor from performance in 2014 was Oasis Petroleum, Inc. Oasis is one of the largest exploration & production companies in the Williston Basin Bakken shale oil play. Weak oil prices weighed heavily on shares in the second half of the year. Diminishing cash flow forecasts led Oasis to curtail its investment spending and growth outlook for 2015. Oasis has ample financial flexibility, but its shares remain levered to oil price changes as the economics of drilling in the Williston basin are increasingly marginal at current prices. However, Oasis shares represent significant optionality on any rebound in oil prices.

Our near-term outlook will largely be a function of what happens in the oil market. If our assumption is correct that oil markets will stabilize over the next six months and begin to rebound in the second half of the year, we would expect a strong rebound in energy share prices, especially of small and mid-cap companies. Nevertheless, the next several months are likely to be volatile. Longer-term, we still expect that oil prices will revert to a more “normalized” level of perhaps $70-90 per barrel, which is what we believe is needed to offset production declines and generate incremental supply growth to meet future demand. In this environment, we still favor U.S. unconventional oil and gas producers, midstream MLPs, and, to a lesser extent, oilfield service & equipment companies.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES) IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014
		Since
		Inception
	One	(April 30,
	Year	2012)
Baron Global Advantage Fund — Retail Shares[1,2]	5.11%	14.06%
Baron Global Advantage Fund — Institutional Shares[1,2]	5.32%	14.30%
MSCI ACWI Growth Index Net[1]	5.43%	11.73%
MSCI ACWI Index Net[1]	4.16%	11.70%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and the Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2014 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2014
Percent of
Net Assets
Amazon.com, Inc.	5.1%
Sarana Menara Nusantara Tbk PT	4.7%
Facebook Inc.	4.6%
Alibaba Group Holding Ltd.	4.4%
Google, Inc.	4.2%
SunEdison, Inc.	4.1%
Illumina, Inc.	4.0%
Just Eat plc	3.7%
Mellanox Technologies Ltd.	3.7%
Tower Bersama Infrastructure Tbk PT	3.4%
41.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2014, Baron Global Advantage Fund[1] (the “Fund”) gained 5.11%, slightly underperforming the MSCI ACWI Growth Index, which gained 5.43%.

The Fund is a diversified fund that invests primarily in established and emerging markets growth companies with capitalizations within the range of companies included in the MSCI ACWI Growth Index located throughout the world. We have a long-term mindset, conduct bottom-up research, and believe insights and perspective are more important than short-term events or results. We invest in companies that we believe have favorable price-to-value and risk/reward characteristics, have strong free cash flow and returns on capital, are well-managed, and have sustainable competitive advantages.

Global equity markets were volatile in 2014. Generally positive domestic economic reports over the year support the view that the U.S. economy is accelerating, outpacing much of the rest of the developed world. Outside the U.S., the developed markets were challenged by sluggish economic growth and very low inflation alongside fairly high debt-to-GDP levels. Conditions also represented a challenge for emerging markets, particularly those with significant commodity-based exports and/or U.S. dollar borrowings.

We made significant changes to the portfolio during the year. We doubled down on a few investments where we had particularly high conviction and initiated positions in others, while reducing the overall number of holdings.

On a sector basis, the Fund’s investments in Health Care, Financials and Energy contributed the most to performance. Information Technology and Industrials detracted from performance. From a country perspective, our holdings in the United States, Indonesia, and China were top contributors to performance. Our investments in Japan and the U.K. detracted the most from performance.

The largest individual contributor was Illumina, Inc. Shares of Illumina, the leader in next generation DNA sequencing instruments and consumables, rose significantly in 2014, driven by multiple new product introductions, including a new ultra-high throughput platform that is the first to sequence a full human genome for less than $1,000. Over the year, management increased guidance from 15-17% revenue growth to, most recently, 30% growth. We believe Illumina has further distanced itself from its competitors and holds an effective monopoly on DNA sequencing at a time when demand is accelerating.

The largest detractor was Acxiom Corp. Shares of this leading provider of database marketing solutions declined in 2014, as a result of disappointing results in the first half of the year and a high priced acquisition. Revenues from its core business were light, and adoption of its new Audience Operating System (“AOS”) platform was slower than expected. We believe in the future growth prospects of Acxiom’s AOS and LiveRamp products and think the company is gaining client traction with these efforts. We think Acxiom shares also trade at a sizeable discount.

The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level being the most important determinants of the size of each individual investment. We continue to focus on identifying and investing in what we believe are unique companies with sustainable competitive advantages and the ability to redeploy capital at high rates of return. We are optimistic about the long-term opportunities of the companies in which we are invested and continue to search for new ideas and investments.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

15

Baron Partners Fund	December 31, 2014

STATEMENT OF NET ASSETS

DECEMBER 31, 2014

Shares		Cost	Value

Common Stocks (116.62%)

Consumer Discretionary (39.79%)
	Automobile Manufacturers (9.47%)
825,000	Tesla Motors Inc.[1]	$177,823,619	$183,488,250
	Automotive Retail (6.87%)
2,000,000	CarMax, Inc. [1]	69,489,756	133,160,000
	Broadcasting (1.23%)
400,000	Discovery Communications, Inc., Cl A1	4,415,713	13,780,000
300,000	Discovery Communications, Inc., Cl C1	3,249,165	10,116,000

		7,664,878	23,896,000
	Hotels, Resorts & Cruise
	Lines (8.08%)
2,500,000	Hyatt Hotels Corp., Cl A1	67,148,542	150,525,000
129,208	Norwegian Cruise Line
	Holdings Ltd.[1,2]	4,338,221	6,041,766

		71,486,763	156,566,766
	Leisure Facilities (4.35%)
925,800	Vail Resorts, Inc.	27,801,851	84,368,154
	Movies & Entertainment (4.41%)
5,374,321	Manchester United plc, Cl A1,2	91,547,645	85,451,704
	Specialty Stores (5.38%)
2,100,000	Dick’s Sporting Goods, Inc.	58,896,964	104,265,000

Total Consumer Discretionary		504,711,476	771,195,874

Energy (2.24%)
	Oil & Gas Drilling (0.70%)
200,000	Helmerich & Payne, Inc.	4,611,541	13,484,000
	Oil & Gas Exploration
	& Production (1.54%)
300,000	Concho Resources, Inc.[1]	24,137,180	29,925,000

Total Energy		28,748,721	43,409,000

Financials (21.51%)
	Asset Management &
	Custody Banks (4.75%)
3,345,500	The Carlyle Group	89,375,354	92,001,250
	Investment Banking &
	Brokerage (5.92%)
3,800,000	The Charles Schwab Corp.	49,157,674	114,722,000
	Property & Casualty
	Insurance (7.47%)
2,450,000	Arch Capital Group Ltd.[1,2]	33,071,318	144,795,000
	Specialized REITs (3.37%)
2,225,000	Gaming and Leisure Properties, Inc.	72,866,439	65,281,500

Total Financials		244,470,785	416,799,750

Health Care (6.75%)
	Health Care Equipment (4.02%)
525,000	IDEXX Laboratories, Inc.[1]	45,812,786	77,841,750
	Life Sciences Tools &
	Services (2.73%)
287,000	Illumina, Inc.[1]	15,671,895	52,974,460

Total Health Care		61,484,681	130,816,210

Industrials (17.44%)
	Industrial Machinery (1.41%)
276,687	The Middleby Corp.[1]	21,507,177	27,419,682
	Research & Consulting
	Services (4.96%)
1,500,000	Verisk Analytics, Inc., Cl A1	40,826,578	96,075,000
Shares		Cost	Value

Common Stocks (continued)

Industrials (continued)
	Trading Companies& Distributors (11.07%)
3,754,866	Air Lease Corp.	$125,661,521	$128,829,452
1,800,000	Fastenal Co.	31,516,561	85,608,000

		157,178,082	214,437,452

Total Industrials		219,511,837	337,932,134

Information Technology (20.49%)
	Application Software (6.56%)
775,000	FactSet Research Systems, Inc.	50,806,618	109,081,250
445,000	Mobileye N.V. [1,2,5]	13,391,406	18,049,200

		64,198,024	127,130,450
	Internet Software &
	Services (11.11%)
1,100,000	CoStar Group, Inc.[1]	112,737,431	201,993,000
125,000	Zillow, Inc., Cl A1	13,412,462	13,236,250

		126,149,893	215,229,250
	IT Consulting & Other
	Services (2.82%)
649,000	Gartner, Inc. [1]	41,264,138	54,652,290

Total Information Technology		231,612,055	397,011,990

Utilities (8.40%)
	Electric Utilities (8.40%)
4,025,000	ITC Holdings Corp.	40,804,409	162,730,750

Total Common Stocks		1,331,343,964	2,259,895,708

Private Equity Investments (0.34%)

Financials (0.34%)
	Asset Management & Custody Banks (0.34%)
7,579,130	Windy City Investments
	Holdings, L.L.C.[1,3,4,8]	1,832,926	6,593,843

Short Term Investments (0.97%)

	Securities Lending Collateral (0.97%)
18,690,000	State Street Navigator Securities
	Lending Prime Portfolio[6,7]	18,690,000	18,690,000

Total Investments (117.93%)		$1,351,866,890	2,285,179,551

Liabilities Less Cash and Other Assets (-17.93%)			(347,357,097)

Net Assets			$1,937,822,454

Retail Shares (Equivalent to $36.74 per share based on 34,198,463 shares outstanding)			$1,256,308,310

Institutional Shares (Equivalent to $37.28 per share based on 18,280,177 shares outstanding)			$681,514,144

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At December 31, 2014, the market value of restricted and fair valued securities amounted to $6,593,843 or 0.34% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	The value on loan at December 31, 2014 amounted to $18,049,200 or 0.93% of net assets. See Note 2d regarding Securities Lending.
[6]	Represents investment of cash collateral received from securities lending transactions. See Note 2d regarding Securities Lending.
[7]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[8]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

December 31, 2014	Baron Focused Growth Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2014

Shares		Cost	Value

Common Stocks (94.41%)

Consumer Discretionary (38.75%)
	Automobile Manufacturers (7.40%)
65,000	Tesla Motors Inc.[1]	$15,819,030	$14,456,650
	Automotive Retail (5.12%)
150,000	CarMax, Inc.[1]	4,242,382	9,987,000
	Hotels, Resorts & Cruise
	Lines (11.70%)
150,000	Choice Hotels International, Inc.	5,080,139	8,403,000
240,000	Hyatt Hotels Corp., Cl A1	7,807,007	14,450,400

		12,887,146	22,853,400
	Leisure Facilities (6.36%)
136,230	Vail Resorts, Inc.	8,272,836	12,414,640
	Movies & Entertainment (4.48%)
550,000	Manchester United plc, Cl A1,2	8,719,506	8,745,000
	Specialty Stores (3.69%)
145,000	Dick’s Sporting Goods, Inc.	3,839,505	7,199,250

Total Consumer Discretionary		53,780,405	75,655,940

Consumer Staples (2.02%)
	Household Products (2.02%)
50,000	Church & Dwight Co., Inc.	1,274,171	3,940,500

Financials (10.43%)
	Asset Management & Custody
	Banks (7.40%)
260,000	The Carlyle Group	6,556,081	7,150,000
200,000	Financial Engines, Inc.	6,804,436	7,310,000

		13,360,517	14,460,000
	Property & Casualty
	Insurance (3.03%)
100,000	Arch Capital Group Ltd.[1,2]	1,800,055	5,910,000

Total Financials		15,160,572	20,370,000

Industrials (14.15%)
	Industrial Machinery (4.75%)
180,000	Colfax Corp.[1]	5,562,277	9,282,600
	Railroads (3.69%)
80,000	Genesee & Wyoming, Inc., Cl A1	2,481,307	7,193,600
	Research & Consulting
	Services (2.79%)
85,000	Verisk Analytics, Inc., Cl A1	2,405,727	5,444,250
	Trading Companies &
	Distributors (2.92%)
120,000	Fastenal Co.	3,138,161	5,707,200

Total Industrials		13,587,472	27,627,650

Information Technology (17.50%)
	Application Software (8.05%)
75,000	FactSet Research Systems, Inc.	5,828,282	10,556,250
101,870	Guidewire Software, Inc.[1]	4,816,692	5,157,678

		10,644,974	15,713,928
	Internet Software &
	Services (9.45%)
170,816	Benefitfocus, Inc.[1]	4,509,382	5,609,598
70,000	CoStar Group, Inc.[1]	12,770,207	12,854,100

		17,279,589	18,463,698

Total Information Technology		27,924,563	34,177,626

Shares		Cost	Value

Common Stocks (continued)

Materials (5.74%)
	Construction Materials (3.68%)
120,000	CaesarStone Sdot-Yam Ltd.[1,2]	$5,406,710	$7,178,400
	Industrial Gases (2.06%)
35,000	Airgas, Inc.	2,176,188	4,031,300

Total Materials		7,582,898	11,209,700

Utilities (5.82%)
	Electric Utilities (4.14%)
200,000	ITC Holdings Corp.	4,273,076	8,086,000
	Renewable Electricity (1.68%)
25,000	TerraForm Power, Inc., Cl A	766,334	772,000
83,333	TerraForm Power, Inc., Cl A3,4	2,499,990	2,505,823

		3,266,324	3,277,823

Total Utilities		7,539,400	11,363,823

Total Common Stocks		126,849,481	184,345,239

Preferred Stocks (4.15%)

Telecommunication Services (4.15%)
	Alternative Carriers (4.15%)
22,300	Iridium Communications
	Inc., Series B, 6.75%	5,814,082	8,111,179

Principal
Amount

Short Term Investments (2.17%)

$4,236,809	Repurchase Agreement
	with Fixed Income
	Clearing Corp., dated
	12/31/2014, 0.00% due
	1/2/2015; Proceeds at
	maturity – $4,236,809;
	(Fully collateralized by
	$4,280,000 U.S. Treasury
	Note, 2.125% due
	12/31/2021; Market
	value – $4,322,800)[4]	4,236,809	4,236,809

Total Investments (100.73%)		$136,900,372	196,693,227

Liabilities Less Cash and Other
Assets (-0.73%)			(1,427,120)

Net Assets			$195,266,107

Retail Shares (Equivalent to $14.21 per share
based on 3,241,641 shares outstanding)			$46,049,867

Institutional Shares (Equivalent to $14.37 per share
based on 10,381,982 shares outstanding)			$149,216,240

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At December 31, 2014, the market value of restricted and fair valued securities amounted to $2,505,823 or 1.28% of net assets. This security is deemed liquid. See Note 6 regarding Restricted Securities.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron International Growth Fund	December 31, 2014

STATEMENT OF NET ASSETS

DECEMBER 31, 2014

Shares		Cost	Value

Common Stocks (94.80%)

Australia (2.68%)
149,700	Brambles Ltd.[2]	$1,286,770	$1,289,550
75,169	Domino’s Pizza Enterprises Ltd.[2]	1,019,935	1,530,518

Total Australia		2,306,705	2,820,068

Brazil (8.60%)
50,151	Cetip SA - Mercados Organizados	573,177	607,502
108,722	GAEC Educação S.A	1,275,061	1,445,837
290,700	GOL Linhas Aéreas Inteligentes SA, ADR[1]	1,586,358	1,671,525
428,108	Kroton Educacional SA	1,516,832	2,496,303
93,000	Smiles SA	1,277,823	1,611,109
93,000	TOTVS SA	974,040	1,224,513

Total Brazil		7,203,291	9,056,789

Canada (5.20%)
9,600	Constellation Software, Inc.	1,744,605	2,854,384
50,000	Crescent Point Energy Corp.	1,794,189	1,158,117
46,000	Suncor Energy, Inc.	1,633,185	1,461,880

Total Canada		5,171,979	5,474,381

China (7.83%)
14,500	Alibaba Group Holding Ltd., ADR[1]	1,225,574	1,507,130
1,500,000	China Telecom Corp. Ltd. , Cl H2	932,823	862,315
500,000	China Unicom (Hong Kong) Ltd.[2]	746,067	668,781
875,771	Haitong Securities Co., Ltd., Cl H2	1,384,372	2,183,583
3,401,700	Kingdee International Software
	Group Co. Ltd.[1,2]	621,454	1,003,666
50,000	Perfect World Co. Ltd., ADR	1,061,390	788,000
85,000	Tencent Holdings Ltd.[2]	524,458	1,229,858

Total China		6,496,138	8,243,333

France (4.06%)
7,500	Eurofins Scientific SE2	803,359	1,914,390
22,400	Ingenico SA2	1,061,193	2,359,579

Total France		1,864,552	4,273,969

Germany (10.14%)
28,000	Brenntag AG2	1,416,354	1,565,482
58,000	Deutsche Post AG2	1,393,122	1,882,791
85,307	PATRIZIA Immobilien AG1,2	445,011	1,252,662
34,466	ProSiebenSat.1 Media AG2	1,507,252	1,440,103
175,100	RIB Software AG2	1,555,584	2,297,942
37,000	Symrise AG [2]	958,117	2,229,068

Total Germany		7,275,440	10,668,048

Hong Kong (1.94%)
321,700	Luk Fook Holdings International Ltd.[2]	1,009,008	1,206,417
299,800	Wynn Macau Ltd.[2]	541,941	838,311

Total Hong Kong		1,550,949	2,044,728

India (6.42%)
225,900	Axis Bank Ltd.[2]	1,225,011	1,787,979
315,700	DEN Networks Ltd.[1,2]	788,483	666,701
1,000,000	Dish TV India Ltd.[1,2]	1,019,362	1,065,205
100,767	Hathway Cable and Datacom Ltd.[1,2]	353,232	555,057
Shares		Cost	Value

Common Stocks (continued)

India (continued)
63,300	Larsen & Toubro Ltd.[2]	$1,428,046	1,491,330
199,000	Zee Entertainment Enterprises Ltd.[2]	1,010,424	1,195,372

Total India		5,824,558	6,761,644

Indonesia (3.12%)
949,373	Matahari Department Store Tbk PT2	1,196,255	1,143,957
1,250,000	Sarana Menara Nusantara Tbk PT1	260,297	418,854
2,201,400	Tower Bersama Infrastructure Tbk PT2	1,183,940	1,721,750

Total Indonesia		2,640,492	3,284,561

Ireland (1.62%)
24,000	Ryanair Holdings plc, ADR[1]	789,828	1,710,480

Israel (4.88%)
36,000	Check Point Software Technologies Ltd.[1]	2,051,140	2,828,520
54,000	Mellanox Technologies Ltd.[1]	2,217,047	2,307,420

Total Israel		4,268,187	5,135,940

Japan (11.57%)
40,000	Bridgestone Corp.[2]	984,974	1,387,277
9,900	FANUC Corp.[2]	1,080,434	1,632,315
59,800	Mitsui Fudosan Co. Ltd.[2]	1,448,031	1,603,569
50,000	MonotaRO Co. Ltd.[2]	1,178,507	1,007,449
90,000	Panasonic Corp.[2]	1,092,820	1,060,059
105,000	Rakuten, Inc.[2]	1,361,548	1,460,110
55,800	Sanrio Co. Ltd.[2]	1,664,590	1,378,684
27,000	SoftBank Corp.[2]	1,032,423	1,607,128
271,400	Sumitomo Mitsui Trust Holdings, Inc.[2]	1,186,662	1,039,540

Total Japan		11,029,989	12,176,131

Korea, Republic of (0.87%)
27,000	WeMade Entertainment Co., Ltd.[1,2]	1,100,458	920,592

Norway (4.34%)
56,700	DNB ASA[2]	948,916	836,360
31,000	Golar LNG Ltd.	1,395,805	1,130,570
160,000	Opera Software ASA[2]	1,669,218	2,022,889
35,624	Seadrill Partners, LLC	799,412	578,178

Total Norway		4,813,351	4,567,997

South Africa (1.35%)
277,622	Steinhoff International Holdings Ltd.[2]	1,288,445	1,420,261

Spain (2.02%)
33,000	Grifols SA, ADR	488,751	1,121,670
35,105	Inditex SA2	1,009,741	1,001,384

Total Spain		1,498,492	2,123,054

Switzerland (3.06%)
9,300	Compagnie Financière Richemont SA2	220,200	824,525
36,067	Julius Baer Group Ltd.[2]	1,224,146	1,646,747
11,600	Syngenta AG, ADR	567,792	745,184

Total Switzerland		2,012,138	3,216,456

18	See Notes to Financial Statements.

December 31, 2014	Baron International Growth Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2014

Shares		Cost	Value

Common Stocks (continued)

United Kingdom (11.60%)
330,738	AO World plc[1]	$1,379,333	$1,444,399
185,000	Domino’s Pizza Group plc[2]	1,688,526	2,019,901
65,200	easyJet plc[2]	1,496,219	1,687,316
64,800	Experian plc[2]	623,019	1,092,330
115,300	Inchcape plc[2]	1,062,155	1,295,403
27,600	Intertek Group plc[2]	754,184	998,899
340,728	Just Eat plc[1]	1,498,828	1,644,690
249,200	Premier Oil plc[2]	1,216,623	644,543
245,600	William Hill plc[2]	1,424,569	1,380,049

Total United Kingdom		11,143,456	12,207,530

United States (3.50%)
33,900	Agilent Technologies, Inc.	833,456	1,387,866
25,000	Arch Capital Group Ltd.[1]	842,724	1,477,500
75,000	Nomad Holdings Ltd.[1,2]	749,250	813,518

Total United States		2,425,430	3,678,884

Total Common Stocks		80,703,878	99,784,846

Warrants (0.04%)

United States (0.04%)
75,000	Nomad Holdings Ltd.
	Warrants Exp 4/10/2017[1,2]	750	39,000

Principal
Amount		Cost	Value

	Short Term Investments (4.82%)

$5,069,849	Repurchase Agreement with
	Fixed Income Clearing Corp.,
	dated 12/31/2014, 0.00% due
	1/2/2015; Proceeds at maturity –
	$5,069,849; (Fully collateralized by
	$5,125,000 U.S. Treasury Note,
	2.125% due 12/31/2021;
	Market value – $5,176,250)[2]	$5,069,849	$5,069,849

	Total Investments (99.66%)	$85,774,477	104,893,695

	Cash and Other Assets Less Liabilities (0.34%)		363,003

	Net Assets		$105,256,698

	Retail Shares (Equivalent to $17.94 per share
	based on 2,950,457 shares outstanding)		$52,933,317

Institutional Shares (Equivalent to $18.09 per share
	based on 2,892,286 shares outstanding)		$52,323,381

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2014	Percentage of Net Assets

Consumer Discretionary	28.4%
Information Technology	21.9
Industrials	15.2
Financials	11.8
Telecommunication Services	5.0
Energy	4.7
Health Care	4.2
Materials	2.8
Unclassified	0.8
Cash and Cash Equivalents*	5.2

100.0%

*	Includes short term investments.

See Notes to Financial Statements.	19

Baron Real Estate Fund	December 31, 2014

STATEMENT OF NET ASSETS

DECEMBER 31, 2014

Shares		Cost	Value

Common Stocks (98.37%)

Consumer Discretionary (32.80%)
	Casinos & Gaming (2.03%)
302,650	Las Vegas Sands Corp.	$15,450,294	$17,602,124
113,800	Wynn Resorts Ltd.	13,347,035	16,928,888

		28,797,329	34,531,012
	Home Furnishings (2.80%)
307,307	Mohawk Industries, Inc.[1]	40,464,123	47,743,216
	Home Improvement Retail (4.84%)
495,307	Home Depot, Inc.	39,457,800	51,992,376
440,900	Lowe’s Companies, Inc.	17,591,082	30,333,920

		57,048,882	82,326,296
	Homebuilding (5.01%)
1,022,407	Brookfield Residential Properties, Inc.[1,2]	20,767,234	24,599,112
1,160,000	D.R. Horton, Inc.	24,033,166	29,336,400
913,900	Toll Brothers, Inc.[1]	31,048,376	31,319,353

		75,848,776	85,254,865
	Hotels, Resorts & Cruise Lines (18.12%)
1,457,199	Diamond Resorts International, Inc.[1]	23,028,372	40,655,852
1,679,201	Hilton Worldwide Holdings, Inc.[1]	41,969,733	43,810,354
1,016,106	Hyatt Hotels Corp., Cl A1	45,966,098	61,179,742
178,039	Marriott Vacations Worldwide Corp.	8,057,025	13,271,027
853,400	Norwegian Cruise Line Holdings Ltd.[1,2]	26,079,986	39,904,984
721,950	Starwood Hotels & Resorts
	Worldwide, Inc.	47,434,821	58,528,487
596,400	Wyndham Worldwide Corp.	35,923,943	51,147,264

		228,459,978	308,497,710

Total Consumer Discretionary		430,619,088	558,353,099

Financials (39.08%)
	Diversified Real Estate Activities (1.23%)
418,900	Brookfield Asset
	Management, Inc., Cl A2	15,497,738	20,999,457
	Diversified REITs (1.29%)
186,900	Vornado Realty Trust	17,072,939	21,999,999
	Hotel & Resort REITs (3.72%)
310,550	LaSalle Hotel Properties	8,295,291	12,567,959
1,806,250	Strategic Hotels & Resorts, Inc.[1,2]	14,538,726	23,896,687
1,627,900	Sunstone Hotel Investors, Inc.	19,897,354	26,876,629

		42,731,371	63,341,275
	Industrial REITs (1.22%)
482,850	Prologis, Inc.	20,291,690	20,777,035
	Mortgage REITs (1.21%)
706,757	Blackstone Mortgage Trust, Inc., Cl A	19,208,904	20,594,899
	Office REITs (4.99%)
155,550	Boston Properties, Inc.	20,189,049	20,017,729
614,858	CyrusOne, Inc.	12,668,816	16,939,338
923,110	Douglas Emmett, Inc.	22,743,784	26,216,324
182,900	SL Green Realty Corp.	18,253,016	21,768,758

		73,854,665	84,942,149
	Real Estate Development (1.35%)
176,650	The Howard Hughes Corp.[1]	22,909,191	23,038,693
	Real Estate Operating Companies (3.62%)
1,232,500	Forest City Enterprises, Inc., Cl A1	23,465,642	26,252,250
2,149,514	Kennedy Wilson Europe Real
	Estate plc (United Kingdom)[2,3]	36,657,699	35,344,977

		60,123,341	61,597,227
	Real Estate Services (9.08%)
1,772,000	CBRE Group, Inc., Cl A1	41,005,305	60,691,000
411,330	Jones Lang LaSalle, Inc.	39,825,851	61,670,707
1,273,717	Kennedy-Wilson Holdings, Inc.	21,258,836	32,225,040

		102,089,992	154,586,747
Shares		Cost	Value

Common Stocks (continued)

Financials (continued)
	Residential REITs (3.39%)
451,434	American Campus
	Communities, Inc.	$16,155,232	$18,671,310
110,000	AvalonBay Communities, Inc.	18,402,941	17,972,900
575,377	Education Realty Trust, Inc.	18,194,628	21,053,045

		52,752,801	57,697,255
	Retail REITs (3.61%)
743,800	General Growth Properties, Inc.	20,338,139	20,923,094
172,200	Simon Property Group, Inc.	27,227,683	31,359,342
248,000	Tanger Factory Outlet Centers, Inc.	8,035,591	9,166,080

		55,601,413	61,448,516
	Specialized REITs (3.07%)
249,650	Alexandria Real Estate Equities, Inc.[3]	18,238,063	22,153,941
303,596	American Tower Corp.	25,768,711	30,010,465

		44,006,774	52,164,406
	Thrifts & Mortgage Finance (1.30%)
859,022	Essent Group, Ltd.[1,2]	18,411,145	22,085,456

Total Financials		544,551,964	665,273,114

Health Care (12.26%)
	Health Care Facilities (12.26%)
4,180,100	Brookdale Senior Living, Inc.[1]	113,930,057	153,284,267
2,228,063	Capital Senior Living Corp.[1,4]	48,627,349	55,501,049

Total Health Care		162,557,406	208,785,316

Industrials (2.66%)
	Building Products (2.66%)
2,760,116	Builders FirstSource, Inc.[1]	18,456,809	18,961,997
429,269	Masonite International Corp.[1,2]	25,081,508	26,382,872

Total Industrials		43,538,317	45,344,869

Information Technology (2.90%)
	IT Consulting & Other Services (2.90%)
217,419	Equinix, Inc.[1,3]	42,033,358	49,295,410

Materials (1.71%)
	Construction Materials (1.71%)
485,700	CaesarStone Sdot-Yam Ltd.[1,2]	13,212,735	29,054,574

Telecommunication Services (4.44%)
	Wireless Telecommunication Services (4.44%)
57,211,650	Sarana Menara Nusantara
	Tbk PT (Indonesia)[1,2]	15,144,114	19,170,638
269,800	SBA Communications Corp., Cl A1	21,583,639	29,883,048
34,047,909	Tower Bersama Infrastructure
	Tbk PT (Indonesia)[2,5]	17,742,224	26,629,416

Total Telecommunication Services		54,469,977	75,683,102

Utilities (2.52%)
	Electric Utilities (2.52%)
648,310	Brookfield Infrastructure
	Partners L.P.[2]	24,754,222	27,144,740
391,300	ITC Holdings Corp.	11,965,191	15,820,259

Total Utilities		36,719,413	42,964,999

Total Common Stocks		1,327,702,258	1,674,754,483

20	See Notes to Financial Statements.

DECEMBER 31, 2014	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2014
Principal
Amount		Cost	Value

Short Term Investments (1.21%)

$20,541,480	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2014, 0.00% due 1/2/2015; Proceeds at maturity – $20,541,480; (Fully collateralized by $20,745,000 U.S. Treasury Note, 2.125% due 12/31/2021; Market value – $20,952,450)[5]	$20,541,480	$20,541,480

Total Investments (99.58%)		$1,348,243,738	1,695,295,963

Cash and Other Assets Less Liabilities (0.42%)
			7,224,264

Net Assets			$1,702,520,227

Retail Shares (Equivalent to $25.92 per share
based on 30,198,572 shares outstanding)			$782,788,170

Institutional Shares (Equivalent to $26.14 per share
based on 35,186,963 shares outstanding)			$919,732,057

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-
industry. Such reclassifications/classifications are not supported by S & P or MSCI.
[4]	See Note 10 regarding “Affiliated” companies.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Emerging Markets Fund	December 31, 2014

STATEMENT OF NET ASSETS

DECEMBER 31, 2014
Shares		Cost	Value

Common Stocks (88.20%)

Brazil (12.23%)
1,471,275	Cetip SA - Mercados
	Organizados	$17,153,651	$17,822,231
700,000	Estácio Participações SA	6,657,442	6,272,666
800,678	GAEC Educaçäo SA	10,232,178	10,647,794
4,175,300	GOL Linhas Aéreas
	Inteligentes SA, ADR[1]	23,580,703	24,007,975
6,000,876	Kroton Educacional SA	31,281,130	34,991,189
465,000	Linx SA	9,293,847	8,833,985
366,000	M. Dias Branco SA	15,043,294	12,529,531
625,000	Multiplus SA	7,393,964	7,523,888
1,600,000	Smiles SA	25,709,959	27,718,005
1,100,818	TOTVS SA	17,454,564	14,494,256

Total Brazil		163,800,732	164,841,520

Chile (1.24%)
700,000	Sociedad Química y Minera de
	Chile SA, ADR	18,590,844	16,716,000

China (17.28%)
220,000	Alibaba Group Holding Ltd., ADR[1]	19,087,805	22,866,800
4,000,000	China Mengniu Dairy Co. Ltd.[2]	18,068,979	16,470,506
8,000,000	China Petroleum &
	Chemical Corp., Cl H2	8,158,908	6,478,712
28,000,000	China Telecom Corp. Ltd., Cl H2	17,387,848	16,096,556
8,750,000	China Unicom (Hong Kong) Ltd.[2]	13,832,432	11,703,660
17,501,000	Haitong Securities Co., Ltd., Cl H2	28,222,685	43,635,706
41,000,000	Kingdee International
	Software Group Co. Ltd.[1,2]	12,874,327	12,096,984
700,000	Perfect World Co. Ltd., ADR	14,372,043	11,032,000
12,000,000	PetroChina Co. Ltd.[2]	14,817,396	13,290,061
2,652,000	Shandong Weigao Group
	Medical Polymer Co. Ltd.	2,494,804	2,151,107
23,000,600	Sihuan Pharmaceutical
	Holdings Group Ltd.[2]	12,675,731	15,387,476
6,000,000	Sinopharm Group Co. Ltd., Cl H2	21,548,357	21,151,550
585,515	TAL Education Group, ADR[1]	16,422,925	16,447,116
1,060,000	Tencent Holdings Ltd.[2]	14,494,597	15,337,057
251,500	WuXi PharmaTech
	(Cayman), Inc., ADR[1]	8,272,269	8,468,005
950,000	Yashili International
	Holdings Ltd. [2]	340,036	267,115

Total China		223,071,142	232,880,411

Hong Kong (3.35%)
4,300,000	Luk Fook Holdings
	International Ltd.[2]	14,146,586	16,125,557
6,250,000	Man Wah Holdings Ltd.[2]	10,364,962	10,279,485
3,097,000	Melco International
	Development Ltd.[2]	10,131,317	6,787,625
4,250,000	Wynn Macau Ltd.[2]	16,410,408	11,883,999

Total Hong Kong		51,053,273	45,076,666

India (18.31%)
1,802,000	Amara Raja Batteries Ltd.[2]	11,177,253	23,462,277
3,200,000	Axis Bank Ltd.[2]	18,168,879	25,327,725
1,801,000	Crompton Greaves Ltd.[2]	4,453,668	5,315,989
3,752,679	DEN Networks Ltd.[1,2]	10,244,650	7,924,978
17,599,000	Dish TV India Ltd.[1,2]	16,695,495	18,746,534
900,000	Divi’s Laboratories Ltd.[2]	19,365,191	24,562,588
4,800,000	Exide Industries Ltd.[2]	12,756,201	13,465,768
Shares		Cost	Value

Common Stocks (continued)

India (continued)
1,025,000	Glenmark Pharmaceuticals Ltd.[2]	$12,790,693	$12,478,936
1,154,000	Hathway Cable and
	Datacom Ltd.[1,2]	5,093,897	6,356,598
850,000	Larsen & Toubro Ltd.[2]	20,487,540	20,025,761
760,653	Lupin Ltd. [2]	12,607,242	17,185,776
1,400,000	PVR Ltd.	13,210,241	15,544,220
2,100,000	Sun TV Network Ltd.[2]	13,198,170	12,606,894
1,601,000	Torrent Pharmaceuticals Ltd.	15,455,211	28,669,497
2,504,000	Zee Entertainment
	Enterprises Ltd.[2]	10,864,027	15,041,267

Total India		196,568,358	246,714,808

Indonesia (4.73%)
14,042,000	Bank Rakyat Indonesia
	(Persero) Tbk PT2	9,930,994	13,199,206
13,503,527	Matahari Department
	Store Tbk PT2	17,195,848	16,271,221
27,631,350	Sarana Menara
	Nusantara Tbk PT1	8,841,958	9,258,789
32,000,000	Tower Bersama
	Infrastructure Tbk PT2	17,821,369	25,027,714

Total Indonesia		53,790,169	63,756,930

Korea, Republic of (5.35%)
66,970	CJ O Shopping Co., Ltd.[2]	21,425,673	15,788,255
300,000	Grand Korea Leisure Co., Ltd.[2]	12,341,001	8,719,163
220,000	i-SENS, Inc. [1,2]	12,397,305	12,564,211
12,000	Samsung Electronics Co., Ltd.[2]	15,640,967	14,426,928
40,000	Samsung Life Insurance Co. Ltd[2]	4,246,322	4,235,553
480,000	WeMade Entertainment Co., Ltd.[1,2]	18,481,755	16,366,081

Total Korea, Republic of		84,533,023	72,100,191

Mexico (2.87%)
275,000	Fomento Económico Mexicano,
	S.A.B. de C.V., ADR[1]	25,318,081	24,208,250
789,369	Grupo Lala S.A.B. de C.V.[1]	1,524,141	1,525,904
2,600,000	Infraestructura Energetica
	Nova S.A.B. de C.V.	14,790,528	12,970,262

Total Mexico		41,632,750	38,704,416

Norway (1.67%)
1,775,500	Opera Software ASA[2]	23,169,549	22,447,746

Philippines (4.46%)
21,005,000	Ayala Land, Inc.[2]	14,218,675	15,662,942
6,000,000	BDO Unibank, Inc.[2]	12,940,582	14,677,621
119,000,000	Metro Pacific Investments Corp.[2]	12,770,816	12,159,149
4,022,000	Universal Robina Corp.[2]	11,492,570	17,535,464

Total Philippines		51,422,643	60,035,176

Singapore (0.91%)
6,600,000	Global Logistic Properties Ltd.[2]	14,683,704	12,305,053

22	See Notes to Financial Statements.

December 31, 2014	Baron Emerging Market Fund

DECEMBER 31, 2014

Shares		Cost	Value

Common Stocks (continued)

South Africa (5.65%)
692,700	Aspen Pharmacare Holdings Ltd.[2]	$18,507,474	$24,165,587
635,138	Bidvest Group Ltd.[2]	17,129,340	16,604,959
675,000	Mr Price Group Ltd.[2]	13,101,011	13,654,496
4,250,000	Steinhoff International
	Holdings Ltd.[2]	18,421,468	21,742,180

Total South Africa		67,159,293	76,167,222

Taiwan, Province of China (7.79%)
9,001,000	Far EasTone
	Telecommunications Co., Ltd.[2]	19,320,523	20,736,036
1,180,000	Ginko International Co., Ltd.[2]	19,899,876	12,452,300
2,051,180	HIWIN Technologies Corp.[2]	18,634,176	16,975,748
1,000,000	MediaTek Inc.[2]	15,150,842	14,537,430
3,600,000	Novatek Microelectronics Corp.[2]	16,883,162	20,117,150
900,000	Taiwan Semiconductor
	Manufacturing Co. Ltd., ADR	17,018,673	20,142,000

Total Taiwan, Province of China		106,907,252	104,960,664

Thailand (1.82%)
100,000	Bangkok Bank PCL, Cl F2	629,574	594,111
2,201,000	Bangkok Bank Public
	Co., Ltd., NVDR[2]	12,706,874	12,927,808
16,500,000	L.P.N. Development PCL, Cl F2	9,655,310	11,033,435

Total Thailand		22,991,758	24,555,354

United Arab Emirates (0.26%)
20,062,000	SHUAA Capital psc[1,2]	6,684,893	3,520,568

United Kingdom (0.28%)
8,637,363	Lekoil Ltd.[1]	7,340,352	3,752,589

Total Common Stocks		1,133,399,735	1,188,535,314

Preferred Stocks (0.03%)

India (0.03%)
30,983,400	Zee Entertainment Enterprises
	Ltd., 6% due 3/5/2022	367,971	427,036

Principal
Amount		Cost	Value

Convertible Bonds (0.42%)

China (0.42%)
$50,000,000	Biostime International Holdings
	Ltd., 0.00% due 2/20/2019[1,2]	$6,590,207	$5,593,418

Short Term Investments (11.97%)

161,340,865	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2014, 0.00% due 1/2/2015; Proceeds at maturity –$161,340,865; (Fully collateralized by $162,940,000 U.S. Treasury Note, 2.125% due 12/31/2021; Market value – $164,569,400)[2]	161,340,865	161,340,865

Total Investments (100.62%)		$1,301,698,778	$1,355,896,633

Liabilities Less Cash and Other Assets (-0.62%)			(8,406,881)

Net Assets			$1,347,489,752

Retail Shares (Equivalent to $11.91 per share
based on 54,532,566 shares outstanding)			$649,647,950

Institutional Shares (Equivalent to $11.94 per share
based on 58,440,628 shares outstanding)			$697,841,802

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of December 31, 2014	Net Assets

Consumer Discretionary	23.4%
Information Technology	14.3
Financials	13.9
Health Care	13.3
Industrials	7.9
Telecommunication Services	6.2
Consumer Staples	5.8
Energy	1.7
Materials	1.2
Utilities	1.0
Cash and Cash Equivalents*	11.3

100.0%

* Includes short term investments.

See Notes to Financial Statements.	23

Baron Energy and Resources Fund	December 31, 2014

STATEMENT OF NET ASSETS

DECEMBER 31, 2014

Shares		Cost	Value

Common Stocks (94.08%)

Energy (76.25%)
	Oil & Gas Drilling (1.70%)
17,446	Helmerich & Payne, Inc.	$1,356,280	$1,176,210
	Oil & Gas Equipment
	& Services (14.13%)
104,200	Canyon Services Group, Inc. (Canada)[2]	1,034,540	806,299
8,950	Core Laboratories N.V.[2]	1,348,501	1,077,043
71,442	Forum Energy Technologies, Inc.[1]	1,991,890	1,480,992
51,196	Halliburton Co.	2,728,499	2,013,539
2,543	National Oilwell Varco, Inc.	157,740	166,643
15,431	Oil States International, Inc.[1]	846,155	754,576
17,890	RigNet, Inc.[1]	685,662	734,027
74,257	Superior Energy Services, Inc.	2,009,248	1,496,278
95,400	Tesco Corp.[2]	1,815,819	1,223,028

		12,618,054	9,752,425
	Oil & Gas Exploration &
	Production (30.21%)
12,139	Anadarko Petroleum Corporation	1,160,970	1,001,467
23,700	Antero Resources Corp.[1]	1,203,372	961,746
73,848	Bonanza Creek Energy, Inc.[1]	2,986,159	1,772,352
59,800	Cabot Oil & Gas Corp.	1,978,664	1,770,678
29,299	Concho Resources, Inc.[1]	3,100,773	2,922,575
11,868	EOG Resources, Inc.	1,051,171	1,092,687
48,236	Gulfport Energy Corp.[1]	2,679,746	2,013,371
841,400	Lekoil Ltd. (United Kingdom)[1,2]	730,464	365,555
23,549	Noble Energy, Inc.	1,357,495	1,116,929
67,538	Oasis Petroleum, Inc.[1]	2,378,029	1,117,078
165,500	Parsley Energy, Inc., Cl A1	3,013,858	2,641,380
72,000	RSP Permian, Inc.[1]	1,641,359	1,810,080
47,848	SM Energy Co.	2,863,101	1,845,976
12,858	Whiting Petroleum Corp.[1]	682,901	424,314

		26,828,062	20,856,188
	Oil & Gas Refining & Marketing (1.72%)
13,178	Marathon Petroleum Corp.	1,109,688	1,189,446
	Oil & Gas Storage &
	Transportation (28.49%)
78,450	Atlas Energy, L.P.	3,333,836	2,443,718
28,711	Dominion Midstream Partners, L.P.	653,611	1,125,471
21,600	Energy Transfer Equity LP	1,221,807	1,239,408
21,535	Golar LNG Ltd.[2]	810,268	785,381
27,721	PBF Logistics LP	667,323	591,843
12,640	Phillips 66 Partners LP	411,982	871,275
16,942	Rose Rock Midstream, L.P.	618,535	770,014
124,404	Scorpio Tankers Inc.[2]	1,144,555	1,081,071
15,400	SemGroup Corp., Cl A	1,153,529	1,053,206
34,161	Shell Midstream Partners, L.P.[1]	838,162	1,399,918
54,040	Tallgrass Energy Partners, LP	1,588,964	2,415,588
12,646	Targa Resources Corp.	1,090,646	1,341,108
11,528	Tesoro Logistics LP	614,732	678,423
12,400	Valero Energy Partners LP	310,410	536,300
12,176	Western Gas Equity Partners LP	513,838	733,360
9,337	Western Gas Partners, LP	563,361	682,068
63,039	Western Refining Logistics, LP	1,736,860	1,922,690

		17,272,419	19,670,842

Total Energy		59,184,503	52,645,111

Industrials (5.47%)
	Construction & Engineering (2.24%)
27,000	Badger Daylighting Ltd. (Canada)[2]	864,127	614,693
40,102	Primoris Services Corp.	943,178	931,970

		1,807,305	1,546,663
	Electrical Components &
	Equipment (0.47%)
6,863	Polypore International, Inc.[1]	273,545	322,904

Shares		Cost	Value

Common Stocks (continued)

Industrials (continued)
	Industrial Machinery (1.79%)
16,294	Chart Industries, Inc.[1]	$1,214,850	$557,255
11,300	Flowserve Corp.	798,293	676,079

		2,013,143	1,233,334
	Trading Companies &
	Distributors (0.97%)
44,400	MRC Global, Inc.[1]	1,109,000	672,660

Total Industrials		5,202,993	3,775,561

Information Technology (2.48%)
	Semiconductor Equipment (2.48%)
87,800	SunEdison, Inc.[1]	1,768,450	1,712,978

Materials (6.22%)
	Commodity Chemicals (1.89%)
44,932	Westlake Chemical Partners LP	1,252,808	1,303,028

	Diversified Metals & Mining (0.45%)
13,337	Freeport-McMoRan, Inc.	449,999	311,552

	Specialty Chemicals (2.88%)
106,052	Flotek Industries, Inc.[1]	2,443,806	1,986,354

	Steel (1.00%)
35,817	SunCoke Energy, Inc.	685,657	692,701

Total Materials		4,832,270	4,293,635

Utilities (3.66%)
	Renewable Electricity (3.66%)
41,748	Abengoa Yield plc[2]	1,271,998	1,140,556
45,010	TerraForm Power, Inc., Cl A	1,273,504	1,389,909

	Total Utilities	2,545,502	2,530,465

	Total Common Stocks	73,533,718	64,957,750

Principal
Amount

Short Term Investments (13.59%)

$9,382,619	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2014, 0.00% due 1/2/2015; Proceeds at maturity – $9,382,619; (Fully collateralized by $9,480,000 U.S. Treasury Note, 2.125% due 12/31/2021; Market value – $9,574,800)[3]	9,382,619	9,382,619

Total Investments (107.67%)		$82,916,337	$74,340,369

Liabilities Less Cash and Other Assets (-7.67%)			(5,295,837)

Net Assets			$69,044,532

Retail Shares (Equivalent to $10.33 per share
based on 3,846,623 shares outstanding)			$39,722,316

Institutional Shares (Equivalent to $10.41 per share
based on 2,817,340 shares outstanding)			$29,322,216

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

December 31, 2014	Baron Global Advantage Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2014

Shares		Cost	Value

Common Stocks (97.35%)

Brazil (5.55%)
18,367	Cetip SA - Mercados Organizados	$196,454	$222,488
12,663	Smiles SA	202,747	219,371

Total Brazil		399,201	441,859

Canada (3.55%)
2,056	Brookfield Asset Management, Inc., Cl A	67,930	103,067
604	Constellation Software, Inc.	139,461	179,589

Total Canada		207,391	282,656

China (11.42%)
3,393	Alibaba Group Holding Ltd., ADR[1]	292,688	352,668
1,037	Baidu, Inc., ADR[1]	143,994	236,405
4,150	Qunar Cayman Islands Ltd., ADR[1]	62,250	117,985
5,249	TAL Education Group, ADR[1]	119,564	147,444
3,138	Youku Tudou, Inc., ADR[1]	73,321	55,888

Total China		691,817	910,390

India (3.69%)
13,495	ICICI Bank Limited, ADR	95,316	155,867
3,291	Just Dial Ltd.[4]	49,159	70,127
2,625	MakeMyTrip, Limited[1]	52,793	68,224

Total India		197,268	294,218

Indonesia (8.07%)
1,116,770	Sarana Menara Nusantara Tbk PT1	321,392	374,210
343,836	Tower Bersama Infrastructure Tbk PT4	157,981	268,920

Total Indonesia		479,373	643,130

Israel (5.48%)
1,273	Check Point Software Technologies Ltd.[1]	85,420	100,020
6,843	Mellanox Technologies Ltd.[1]	271,325	292,401
1,091	Mobileye N.V.[1,2]	27,275	44,251

Total Israel		384,020	436,672

Japan (1.98%)
2,656	SoftBank Corp. [4]	203,364	158,094

Netherlands (1.78%)
1,316	ASML Holding N.V.[4]	91,106	142,190

Norway (0.99%)
4,853	Seadrill Partners, LLC	113,321	78,764

Spain (2.05%)
4,800	Grifols SA, ADR	192,456	163,152

United Kingdom (5.03%)
6,934	ARM Holdings plc[4]	113,571	106,523
61,037	Just Eat plc[1]	263,150	294,625

Total United Kingdom		376,721	401,148

Shares		Cost	Value

Common Stocks (continued)

United States (47.76%)
6,784	Acxiom Corp. [1]	$139,334	$137,512
1,302	Amazon.com, Inc.[1]	375,093	404,076
8,302	Atlas Energy, L.P.	331,486	258,607
4,399	Benefitfocus, Inc.[1]	117,819	144,463
5,026	Coupons.com Incorporated[1]	80,416	89,212
3,000	Dominion Midstream Partners, LP1	71,763	117,600
4,702	Facebook Inc., Cl A1	126,568	366,850
636	Google, Inc., Cl C1	322,674	334,790
1,710	Illumina, Inc.[1]	74,766	315,632
12	Juno Therapeutics, Inc.[1]	288	627
3,830	Medidata Solutions, Inc.[1]	172,852	182,882
689	Monsanto Co.	56,646	82,315
1,498	Pacira Pharmaceuticals, Inc.[1]	116,118	132,813
5,126	PBF Logistics LP	120,443	109,440
197	The Priceline Group, Inc.[1]	167,416	224,621
2,867	Shell Midstream Partners L.P.[1]	65,941	117,490
16,788	SunEdison, Inc.[1]	292,762	327,534
3,975	Tallgrass Energy Partners, LP	92,964	177,682
6,507	TerraForm Power, Inc., Cl A	178,527	200,936
2,766	Westlake Chemical Partners LP	76,005	80,214

Total United States		2,979,881	3,805,296

Total Common Stocks		6,315,919	7,757,569

Short Term Investments (3.50%)

Principal
Amount
Repurchase Agreement (2.92%)
$232,997	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2014, 0.00% due 1/2/2015; Proceeds at maturity – $232,997; (Fully collateralized by $240,000 U.S. Treasury Note, 2.125% due 12/31/2021; Market value – $242,400)[4]	232,997	232,997

Shares
Securities Lending Collateral (0.58%)
45,822	State Street Navigator Securities
	Lending Prime Portfolio[3,4]	45,822	45,822

Total Short Term Investments		278,819	278,819

Total Investments (100.85%)		$6,594,738	8,036,388

Liabilities Less Cash and Other Assets (-0.85%)			(68,053)

Net Assets			$7,968,335

Retail Shares (Equivalent to $14.20 per share
based on 272,681 shares outstanding)			$3,870,810

Institutional Shares (Equivalent to $14.28 per share
based on 286,931 shares outstanding)			$4,097,525

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	The value on loan at December 31, 2014 amounted to $44,251 or 0.56% of net assets. See Note 2d regarding Securities Lending.
[3]	Represents investment of cash collateral received from securities lending transactions. See Note 2d regarding Securities Lending.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron Global Advantage Fund	December 31, 2014

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2014

Summary of Investments by Sector as	Percentage of
of December 31, 2014	Net Assets

Information Technology	40.0%
Consumer Discretionary	16.0
Energy	10.8
Telecommunication Services	10.1
Health Care	10.0
Financials	6.0
Utilities	2.5
Materials	2.0
Cash and Cash Equivalents*	2.6

100.0%

* Includes short term investments.

26	See Notes to Financial Statements.

December 31, 2014	Baron Select Funds

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

	Baron Partners	Baron Focused	Baron International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund

Assets:
Investments in securities, at value*
Unaffiliated investments	$2,285,179,551 [1]	$192,456,418	$99,823,846	$1,619,253,434
“Affiliated” investments	—	—	—	55,501,049
Repurchase agreements, at value**	—	4,236,809	5,069,849	20,541,480

Total investments, at value	2,285,179,551	196,693,227	104,893,695	1,695,295,963
Foreign currency, at value†	—	—	4	—
Cash	83,105	—	—	295,386
Receivable for securities sold	23,906,528	—	—	—
Receivable for shares sold	3,063,480	723	894,665	6,294,833
Dividends and interest receivable	914,754	97,785	70,699	2,839,768
Prepaid expenses	2,452	312	98	1,705

	2,313,149,870	196,792,047	105,859,161	1,704,727,655

Liabilities:
Payable for borrowings against line of credit	355,000,000	—	—	—
Payable for collateral on loaned securities	18,690,000	—	—	—
Payable for shares redeemed	1,098,050	174,493	83,619	2,058,986
Distribution fees payable (Note 4)	907	711	596	361
Investment advisory fees payable (Note 4)	687	297	907	365
Payable for securities purchased	—	1,304,835	302,769	—
Accrued capital gains taxes	—	—	158,205	—
Accrued expenses and other payables	537,772	45,604	56,367	147,716

	375,327,416	1,525,940	602,463	2,207,428

Net Assets	$1,937,822,454	$195,266,107	$105,256,698	$1,702,520,227

Net Assets consist of:
Paid-in capital	$1,332,299,442	$128,858,314	$86,271,696	$1,354,612,971
Undistributed net investment income	8,534,521	668,990	97,411	627,790
Undistributed (accumulated) net realized gain (loss) on investments and
foreign currency transactions	(336,324,170)	5,945,948	(71,540)	227,241
Net unrealized appreciation on investments, foreign capital gains tax and
foreign currency translations	933,312,661	59,792,855	18,959,131	347,052,225

Net Assets	$1,937,822,454	$195,266,107	$105,256,698	$1,702,520,227

Retail Shares:
Net Assets	$1,256,308,310	46,049,867	$52,933,317	$782,788,170
Shares Outstanding ($0.01 par value; indefinite shares authorized)	34,198,463	3,241,641	2,950,457	30,198,572

Net Asset Value and Offering Price Per Share	$36.74	$14.21	$17.94	$25.92

Institutional Shares:
Net Assets	$681,514,144	$149,216,240	$52,323,381	$919,732,057
Shares Outstanding ($0.01 par value; indefinite shares authorized)	18,280,177	10,381,982	2,892,286	35,186,963

Net Asset Value and Offering Price Per Share	$37.28	$14.37	$18.09	$26.14

*Investments in securities, at cost:
Unaffiliated investments	$1,351,866,890	$132,663,563	$80,704,628	$1,279,074,909
“Affiliated” investments	—	—	—	48,627,349
**Repurchase agreements, at cost	—	4,236,809	5,069,849	20,541,480

Total investments in securities, at cost	$1,351,866,890	$136,900,372	$85,774,477	$1,348,243,738

†Foreign currency, at cost:	$—	$—	$4	$—

[1]$18,049,200 included in investments in securities, at value is out on loan. See Note 2d.

See Notes to Financial Statements.	27

Baron Select Funds	December 31, 2014

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2014

	Baron	Baron	Baron Global
	Emerging	Energy and	Advantage
	Markets Fund	Resources Fund	Fund

Assets:
Investments in securities, at value*
Unaffiliated investments	$1,194,555,768	$64,957,750	$7,803,391 [1]
Repurchase agreements, at value**	161,340,865	9,382,619	232,997

Total investments, at value	1,355,896,633	74,340,369	8,036,388
Foreign currency, at value†	2,324,089	61	16
Cash	—	—	—
Receivable for securities sold	1,155,135	—	—
Receivable for shares sold	16,739,394	686,484	30,021
Dividends and interest receivable	809,943	3,664	5,041
Prepaid expenses	616	38	9

	1,376,925,810	75,030,616	8,071,475

Liabilities:
Payable for collateral on loaned securities	—	—	45,822
Payable for shares redeemed	688,964	1,056,815	—
Distribution fees payable (Note 4)	876	988	421
Investment advisory fees payable (Note 4)	310	637	944
Payable for securities purchased	21,840,386	4,875,963	17,555
Accrued capital gains taxes	6,648,689	—	—
Accrued expenses and other payables	256,833	51,681	38,398

	29,436,058	5,986,084	103,140

Net Assets	$1,347,489,752	$69,044,532	$7,968,335

Net Assets consist of:
Paid-in capital	$1,333,952,531	$77,487,226	$6,516,126
Undistributed (accumulated) net investment income (loss)	(407,897)	517,240	43,412
Accumulated net realized loss on investments and
foreign currency transactions	(33,581,660)	(383,737)	(32,769)
Net unrealized appreciation (depreciation) on investments, foreign capital gains tax and
foreign currency translations	47,526,778	(8,576,197)	1,441,566

Net Assets	$1,347,489,752	$69,044,532	$7,968,335

Retail Shares:
Net Assets	$649,647,950	$39,722,316	$3,870,810
Shares Outstanding ($0.01 par value; indefinite shares authorized)	54,532,566	3,846,623	272,681

Net Asset Value and Offering Price Per Share	$11.91	$10.33	$14.20

Institutional Shares:
Net Assets	$697,841,802	$29,322,216	$4,097,525
Shares Outstanding ($0.01 par value; indefinite shares authorized)	58,440,628	2,817,340	286,931

Net Asset Value and Offering Price Per Share	$11.94	$10.41	$14.28

*Investments in securities, at cost:
Unaffiliated investments	$1,140,357,913	$73,533,718	$6,361,741
**Repurchase agreements, at cost	161,340,865	9,382,619	232,997

Total investments in securities, at cost	$1,301,698,778	$82,916,337	$6,594,738

†Foreign currency, at cost:	$2,323,017	$61	$18

[1] $44,251 included in investments in securities, at value is out on loan. See Note 2d.

28	See Notes to Financial Statements.

December 31, 2014	Baron Select Funds

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

			Baron
	Baron Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund

Investment income:
Income:
Dividends — unaffiliated investments	$35,502,123	$3,173,549	$1,433,998	$20,831,352
Interest	—	—	—	122
Securities lending income, net	777,380	15,317	—	—
Foreign taxes withheld on dividends	—	(11,343)	(82,681)	(165,796)

Total income	36,279,503	3,177,523	1,351,317	20,665,678

Expenses:
Investment advisory fees (Note 4)	17,264,113	1,926,544	751,508	13,852,205
Distribution fees — Retail Shares (Note 4)	3,068,289	115,639	68,777	1,685,511
Shareholder servicing agent fees and expenses — Retail Shares	232,605	26,833	22,192	90,680
Shareholder servicing agent fees and expenses — Institutional Shares	39,765	14,260	11,460	49,290
Reports to shareholders	314,810	8,478	13,078	342,020
Line of credit fees	200,104	—	—	—
Registration and filing fees	104,140	41,171	38,330	104,225
Custodian and fund accounting fees	78,717	30,393	94,056	127,353
Professional fees	75,474	35,319	54,641	53,765
Trustee fees and expenses	69,264	7,824	3,024	55,591
Administration fees	26,477	26,488	26,488	26,456
Insurance expense	20,503	2,766	903	13,301
Miscellaneous expenses	1,111	1,121	2,000	1,455

Total operating expenses	21,495,372	2,236,836	1,086,457	16,401,852
Interest expense on borrowings	3,307,937	—	—	—

Total expenses	24,803,309	2,236,836	1,086,457	16,401,852
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(17,448)	(36,934)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	(40,768)	—

Net expenses	24,803,309	2,219,388	1,008,755	16,401,852

Net investment income	11,476,194	958,135	342,562	4,263,826

Realized and unrealized gain (loss) on investments:
Net realized gain on
investments sold — unaffiliated investments	35,573,747	7,755,027	2,157,916	6,388,113
Net realized loss on
foreign currency transactions	—	(29,071)	(144,450)	(97,252)
Net change in unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	113,173,631	(3,887,218)	(3,516,089)[1]	204,915,539
Investments — “affiliated” investments	—	—	—	1,925,788
Foreign currency translations	—	—	(2,313)	—

Net gain (loss) on investments	148,747,378	3,838,738	(1,504,936)	213,132,188

Net increase (decrease) in net assets resulting from operations	$160,223,572	$4,796,873	$(1,162,374)	$217,396,014

____________________
[1]	Net of change in accrued foreign capital gains tax of $(158,205).

See Notes to Financial Statements.	29

Baron Select Funds	December 31, 2014

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2014

	Baron	Baron Energy	Baron Global
	Emerging	and Resources	Advantage
	Markets Fund	Fund	Fund

Investment income:
Income:
Dividends — unaffiliated investments	$19,507,703	$734,408	$152,595
Interest	2	—	—
Securities lending income, net	—	—	1,791
Foreign taxes withheld on dividends	(1,298,828)	(4,368)	(3,386)

Total income	18,208,877	730,040	151,000

Expenses:
Investment advisory fees (Note 4)	8,940,062	557,319	88,065
Distribution fees — Retail Shares (Note 4)	1,216,868	107,406	7,579
Shareholder servicing agent fees and expenses — Retail Shares	52,255	24,246	13,596
Shareholder servicing agent fees and expenses — Institutional Shares	29,160	10,727	9,671
Reports to shareholders	408,340	39,958	1,569
Registration and filing fees	568,470	107,040	35,672
Custodian and fund accounting fees	1,224,606	32,787	40,733
Professional fees	88,846	53,820	52,938
Trustee fees and expenses	34,000	2,130	352
Administration fees	26,488	26,510	26,476
Insurance expense	4,772	436	70
Miscellaneous expenses	2,406	1,409	1,409

Total operating expenses	12,596,273	963,788	278,130
Interest expense on borrowings	—	—	—

Total expenses	12,596,273	963,788	278,130
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(102,371)	(189,937)	(63,955)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(101,245)	(53,394)	(96,516)

Net expenses	12,392,657	720,457	117,659

Net investment income	5,816,220	9,583	33,341

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — unaffiliated investments	(32,274,053)[1]	85,492	(61,867)
Net realized gain (loss) on foreign currency transactions	(1,208,364)	(2,469)	5,966
Net change in unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	38,017,451 [2]	(12,482,260)	168,734 [3]
Foreign currency translations	(24,164)	(217)	20

Net gain (loss) on investments	4,510,870	(12,399,454)	112,853

Net increase (decrease) in net assets resulting from operations	$10,327,090	$(12,389,871)	$146,194

_________________
[1]	Net of foreign capital gains tax $(128,401).
[2]	Net of change in accrued foreign capital gains tax of $(6,533,615).
[3]	Net of change in accrued foreign capital gains tax of $5,121.

30	See Notes to Financial Statements.

December 31, 2014	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund

	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013	2014	2013

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$11,476,194	$(6,813,285)	$958,135	$(544,326)	$342,562	$75,498
Net realized gain	35,573,747	64,954,592	7,725,956	8,164,726	2,013,466	927,846
Net change in unrealized appreciation (depreciation)	113,173,631	362,148,549	(3,887,218)	28,092,151	(3,518,402)	10,275,836

Increase (decrease) in net assets resulting from operations	160,223,572	420,289,856	4,796,873	35,712,551	(1,162,374)	11,279,180

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	(589,056)	(3,623)	—
Net investment income — Institutional Shares	—	—	—	(1,882,528)	(98,375)	(3,362)
Net realized gain on investments — Retail Shares	—	—	(280,753)	—	(1,292,820)	—
Net realized gain on investments — Institutional Shares	—	—	(888,003)	—	(1,458,824)	—

Decrease in net assets from distributions to shareholders	—	—	(1,168,756)	(2,471,584)	(2,853,642)	(3,362)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	379,165,924	319,476,623	6,089,801	15,673,823	43,841,435	3,859,851
Proceeds from the sale of shares — Institutional Shares	406,299,084	135,710,008	18,131,213	36,524,526	9,269,012	1,218,416
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	—	—	262,206	542,020	1,289,455	—
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	—	—	745,447	1,461,962	969,333	1,942
Cost of shares redeemed — Retail Shares	(363,359,869)	(178,070,535)	(8,656,710)	(8,626,273)	(7,443,792)	(5,517,299)
Cost of shares redeemed — Institutional Shares	(119,134,044)	(22,934,509)	(20,960,859)	(2,042,457)	(1,054,523)	(3,055,312)

Increase (decrease) in net assets derived from capital share transactions	302,971,095	254,181,587	(4,388,902)	43,533,601	46,870,920	(3,492,402)

Net increase (decrease) in net assets	463,194,667	674,471,443	(760,785)	76,774,568	42,854,904	7,783,416

Net Assets:
Beginning of year	1,474,627,787	800,156,344	196,026,892	119,252,324	62,401,794	54,618,378

End of year	$1,937,822,454	$1,474,627,787	$195,266,107	$196,026,892	$105,256,698	$62,401,794

Undistributed net investment income at end of year	$8,534,521	$2,180,691	$668,990	$198,260	$97,411	$1,297

Capital share transactions — Retail Shares
Shares sold	10,797,205	11,129,880	440,677	1,256,069	2,384,046	232,666
Shares issued in reinvestment of distributions	—	—	19,056	41,375	70,314	—
Shares redeemed	(10,383,981)	(6,312,005)	(626,666)	(676,961)	(400,939)	(339,698)

Net increase (decrease)	413,224	4,817,875	(166,933)	620,483	2,053,421	(107,032)

Capital share transactions — Institutional Shares
Shares sold	11,333,912	4,721,060	1,291,866	2,837,634	510,858	71,324
Shares issued in reinvestment of distributions	—	—	53,557	110,671	52,228	104
Shares redeemed	(3,401,602)	(805,337)	(1,492,179)	(159,800)	(56,268)	(182,122)

Net increase (decrease)	7,932,310	3,915,723	(146,756)	2,788,505	506,818	(110,694)

See Notes to Financial Statements.	31

Baron Select Funds	December 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,263,826	$(466,653)	$5,816,220	$(84,387)
Net realized gain (loss)	6,290,861	(5,794,140)	(33,482,417)	(855,798)
Net change in unrealized appreciation	206,841,327	127,344,877	37,993,287	8,314,403

Increase in net assets resulting from operations	217,396,014	121,084,084	10,327,090	7,374,218

Distributions to shareholders from:
Net investment income — Retail Shares	(777,909)	—	(1,606,970)	—
Net investment income — Institutional Shares	(2,920,316)	(39,020)	(2,808,551)	—
Net realized gain on investments — Retail Shares	—	(428,314)	—	—
Net realized gain on investments — Institutional Shares	—	(335,602)	—	—
Return of capital — Institutional Shares	—	(673,756)	—	—

Decrease in net assets from distributions to shareholders	(3,698,225)	(1,476,692)	(4,415,521)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	359,613,557	626,959,201	512,990,962	257,250,002
Proceeds from the sale of shares — Institutional Shares	462,284,949	450,764,807	655,166,110	108,017,552
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	758,478	421,721	1,298,646	—
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	2,578,979	925,719	2,583,317	—
Cost of shares redeemed — Retail Shares	(220,188,549)	(208,982,668)	(130,628,402)	(4,454,947)
Cost of shares redeemed — Institutional Shares	(141,870,774)	(53,133,613)	(75,421,684)	(1,474,834)

Increase in net assets derived from capital share transactions	463,176,640	816,955,167	965,988,949	359,337,773

Net increase in net assets	676,874,429	936,562,559	971,900,518	366,711,991

Net Assets:
Beginning of year	1,025,645,798	89,083,239	375,589,234	8,877,243

End of year	$1,702,520,227	$1,025,645,798	$1,347,489,752	$375,589,234

Undistributed (accumulated) net investment income (loss) at end of year	$627,790	$559,075	$(407,897)	$(485,266)

Capital share transactions — Retail Shares
Shares sold	15,173,423	31,615,177	42,783,705	22,605,570
Shares issued in reinvestment of distributions	29,791	20,612	106,797	—
Shares redeemed	(9,251,061)	(10,448,310)	(10,851,179)	(399,705)

Net increase	5,952,153	21,187,479	32,039,323	22,205,865

Capital share transactions — Institutional Shares
Shares sold	19,329,716	22,205,732	54,507,301	9,571,296
Shares issued in reinvestment of distributions	100,467	43,354	212,095	—
Shares redeemed	(5,917,745)	(2,586,207)	(6,307,754)	(137,973)

Net increase	13,512,438	19,662,879	48,411,642	9,433,323

32	See Notes to Financial Statements.

December 31, 2014	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Energy and Resources Fund		Baron Global Advantage Fund

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,583	$(3,486)	$33,341	$(2,915)
Net realized gain (loss)	83,023	(355,260)	(55,901)	93,472
Net change in unrealized appreciation (depreciation)	(12,482,477)	3,916,849	168,754	1,009,873

Increase (decrease) in net assets resulting from operations	(12,389,871)	3,558,103	146,194	1,100,430

Distributions to shareholders from:
Net investment income — Retail Shares	—	(26,290)	—	—
Net realized gain on investments — Retail Shares	—	—	(218)	—
Net realized gain on investments — Institutional Shares	—	—	(258)	—

Decrease in net assets from distributions to shareholders	—	(26,290)	(476)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	43,493,847	27,881,735	1,819,597 [1]	758,547
Proceeds from the sale of shares — Institutional Shares	34,261,471	2,765,215	9,278,574 [1]	985,124
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	—	26,200	217	—
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	—	—	258	—
Cost of shares redeemed — Retail Shares	(25,945,076)	(3,582,582)	(412,710)	(404,290)
Cost of shares redeemed — Institutional Shares	(3,584,224)	(626,525)	(8,419,488)	(21,487)

Increase in net assets derived from capital share transactions	48,226,018	26,464,043	2,266,448	1,317,894

Net increase in net assets	35,836,147	29,995,856	2,412,166	2,418,324

Net Assets:
Beginning of year	33,208,385	3,212,529	5,556,169	3,137,845

End of year	$69,044,532	$33,208,385	$7,968,335	$5,556,169

Undistributed net investment income at end of year	$517,240	$15,974	$43,412	$4,483

Capital share transactions — Retail Shares
Shares sold	3,517,172	2,599,991	132,444	65,574
Shares issued in reinvestment of distributions	—	2,306	15	—
Shares redeemed	(2,138,992)	(326,102)	(31,772)	(35,958)

Net increase	1,378,180	2,276,195	100,687	29,616

Capital share transactions — Institutional Shares
Shares sold	2,813,702	244,381	652,391	81,500
Shares issued in reinvestment of distributions	—	—	18	—
Shares redeemed	(330,244)	(57,449)	(603,895)	(1,999)

Net increase	2,483,458	186,932	48,514	79,501

_____________________
[1]	See Note 4e.

See Notes to Financial Statements.	33

Baron Select Funds	December 31, 2014

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2014

Baron Partners
Fund

Increase (Decrease) in Cash:
Cash Used from Operating Activities
Net increase in net assets resulting from operations	$160,223,572
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Purchases of portfolio securities	(1,052,299,524)
Proceeds from sales of portfolio securities	658,547,257
Net purchases, sales and maturities of short-term investments	(18,487,936)
Increase in dividends and interest receivable	(722,650)
Increase in prepaid expenses	(551)
Increase in payable for collateral on loaned securities	18,690,000
Increase in accrued expenses	83,520
Net realized gain on investments	(35,573,747)
Net change in unrealized appreciation of investments	(113,173,631)

Net cash used by operating activities	$(382,713,690)

Cash Provided from Financing Activities
Proceeds from shares sold	789,346,780
Payment for shares redeemed	(482,549,985)
Increase in payable for borrowings against line of credit	76,000,000

Net cash provided in financing activities	382,796,795

Net increase in cash	83,105
Cash at beginning of year	—

Cash at end of year	$83,105

Supplemental cash flow information:
Interest paid	$3,194,562

34	See Notes to Financial Statements.

December 31, 2014	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Trust currently offers seven series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund and Baron Energy and Resources Fund, which are non-diversified; and Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives, and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined by the Adviser primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Money market instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Open end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their net asset value each day.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses an outside pricing service that utilizes a systematic methodology to provide the Adviser with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Baron Select Funds	December 31, 2014

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At December 31, 2014, Baron Partners Fund and Baron Global Advantage Fund had securities on loan with values of $18,049,200 and $44,251, respectively, and held $18,690,000 and $45,822, of short term investments as collateral for these loans, respectively.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

k) Fund Diversification and Concentration. Certain of the Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2014 were as follows:

Fund	Purchases	Sales

Baron Partners Fund	$1,047,811,053	$637,284,094
Baron Focused Growth Fund	70,602,432	75,944,776
Baron International Growth Fund	64,863,646	24,780,197
Baron Real Estate Fund	821,544,135	327,247,956
Baron Emerging Markets Fund	1,047,813,640	186,765,782
Baron Energy and Resources Fund	57,418,838	12,294,282
Baron Global Advantage Fund	12,619,231	10,439,284

December 31, 2014	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating
	Expense Ratio Cap

	Retail	Institutional
Fund	Shares	Shares

Baron Partners Fund	1.45%	1.20%
Baron Focused Growth Fund	1.35%	1.10%
Baron International Growth Fund	1.50%	1.25%
Baron Real Estate Fund	1.35%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%
Baron Global Advantage Fund	1.50%	1.25%

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d)  Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Voluntary Payment.  The Adviser made a voluntary payment to Baron Global Advantage Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed line of credit agreement with State Street in the amount of $475 million. A commitment fee of 0.15% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on September 18, 2015. Baron Partners Fund may borrow up to the lesser of $475 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus a margin of 0.85%. For the year ended December 31, 2014, interest expense incurred on these loans amounted to $3,307,937.

During the year ended December 31, 2014, Baron Partners Fund had an average daily balance on the line of credit of $343.4 million at a weighted average interest rate of 0.96%. At December 31, 2014, Baron Partners Fund had an outstanding balance in the amount of $355,000,000.

6. RESTRICTED SECURITIES

At December 31, 2014, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At December 31, 2014, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

	Acquisition
Name of Issuer	Date(s)	Value

Private Equity Investments
Windy City Investments Holdings, L.L.C.	11/13/2007- 1/27/2011	$6,593,843

(Cost $1,832,926) (0.34% of Net Assets)

	Baron Focused Growth Fund

	Acquisition
Name of Issuer	Date(s)	Value

Common Stocks
TerraForm Power, Inc., Cl A	11/21/2014	$2,505,823

(Cost $2,499,990) (1.28% of Net Assets)

37

Baron Select Funds	December 31, 2014

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•	Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•	Level 3 —prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s on the best own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,259,895,708	$—	$—	$2,259,895,708
Private Equity Investments	—	—	6,593,843	6,593,843
Short Term Investments	—	18,690,000	—	18,690,000

Total Investments	$2,259,895,708	$18,690,000	$6,593,843	$2,285,179,551

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2014. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2014.

	Baron Focused Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$181,839,416	$2,505,823	$—	$184,345,239
Preferred Stocks	8,111,179	—	—	8,111,179
Short Term Investments	—	4,236,809	—	4,236,809

Total Investments	$189,950,595	$6,742,632	$—	$196,693,227

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2014. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2014.

† See Statements of Net Assets for additional detailed categorizations.

38

December 31, 2014	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)
	Baron International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$33,621,631	$66,163,215	$—	$99,784,846
Warrants	—	39,000	—	39,000
Short Term Investments	—	5,069,849	—	5,069,849

Total Investments	$33,621,631	$71,272,064	$—	$104,893,695

$418,854 was transferred out of Level 2 into Level 1 at December 31, 2014 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $19,289,704 was transferred out of Level 1 into Level 2 at December 31, 2014 as a result of adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Real Estate Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,648,125,067	$26,629,416	$—	$1,674,754,483
Short Term Investments	—	20,541,480	—	20,541,480

Total Investments	$1,648,125,067	$47,170,896	$—	$1,695,295,963

$19,170,638 was transferred out of Level 2 into Level 1 at December 31, 2014 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Emerging Markets Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$358,594,059	$829,941,255	$—	$1,188,535,314
Preferred Stocks	427,036	—	—	427,036
Convertible Bonds	—	5,593,418	—	5,593,418
Short Term Investments	—	161,340,865	—	161,340,865

Total Investments	$359,021,095	$996,875,538	$—	$1,355,896,633

$9,258,789 was transferred out of Level 2 into Level 1 at December 31, 2014 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $420,443,359 was transferred out of Level 1 into Level 2 at December 31, 2014 as a result of adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Energy and Resources Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$64,957,750	$—	$—	$64,957,750
Short Term Investments	—	9,382,619	—	9,382,619

Total Investments	$64,957,750	$9,382,619	$—	$74,340,369

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2014. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2014.

† See Statements of Net Assets for additional detailed categorizations.
39

Baron Select Funds	December 31, 2014

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)
	Baron Global Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$7,011,715	$745,854	$—	$7,757,569
Short Term Investments†	—	278,819	—	278,819

Total Investments	$7,011,715	$1,024,673	$—	$8,036,388

$374,210 was transferred out of Level 2 into Level 1 at December 31, 2014 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $318,840 was transferred out of Level 1 into Level 2 at December 31, 2014 as a result of adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2013	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2014	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2014
Private Equity Investments
Consumer
Discretionary	$13,923,000	$—	$(23,400,000)	$25,077,000	$—	$(15,600,000)	$—	$—	$—	$—
Financials	31,832,346	—	—	14,063,459	—	(39,301,962)	—	—	6,593,843	14,063,459

Total	$45,755,346	$—	$(23,400,000)	$39,140,459	$—	$(54,901,962)	$—	$—	$6,593,843	$14,063,459

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2014, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Undistributed (Accumulated) Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-In Capital
Baron Partners Fund	$(5,122,364)	$3,892,527	$1,229,837
Baron Focused Growth Fund	(487,405)	379,421	107,984
Baron International Growth Fund	(144,450)	144,450	—
Baron Real Estate Fund	(496,886)	(58,172)	555,058
Baron Emerging Markets Fund	(1,323,330)	1,323,330	—
Baron Energy and Resources Fund	491,683	(21,874)	(469,809)
Baron Global Advantage Fund	5,588	41,709	(47,297)

40

December 31, 2014	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2014, the components of net assets on a tax basis were as follows:

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund

Cost of investments	$1,351,679,289	$136,797,840	$85,953,559	$1,349,031,824	$1,302,468,018	$82,507,842	$6,620,758

Gross tax unrealized
appreciation	947,393,043	61,266,409	22,629,705	348,178,221	124,613,850	4,116,050	1,680,647
Gross tax unrealized
depreciation	(13,892,781)	(1,371,022)	(3,689,569)	(1,914,082)	(71,185,235)	(12,283,523)	(265,017)

Net tax unrealized
appreciation (depreciation)	933,500,262	59,895,387	18,940,136	346,264,139	53,428,615	(8,167,473)	1,415,630
Net tax unrealized currency
depreciation	—	—	(159,095)	—	(6,668,692)	(99)	(84)
Undistributed net investment income	7,951,442	565,643	98,361	391,498	—	—	15,177
Undistributed net realized gain	—	5,946,763	105,600	1,251,619	—	—	21,486
Qualified late year loss deferral	(3,748,488)	—	—	—	(131,981)	—	—
Capital loss carryforwards	(332,180,204)	—	—	—	(33,090,721)	(275,122)	—
Paid-in capital	1,332,299,442	128,858,314	86,271,696	1,354,612,971	1,333,952,531	77,487,226	6,516,126

Net Assets	$1,937,822,454	$195,266,107	$105,256,698	$1,702,520,227	$1,347,489,752	$69,044,532	$7,968,335

As of December 31, 2014, the Funds had capital loss carryforwards expiring as follows:

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund

Short term capital loss carryforwards:
December 31, 2017	$332,180,204	$—	$—	$—	$—	$—	$—
No expiration date	—	—	—	—	33,090,721	275,122	—

	$332,180,204	$—	$—	$—	$33,090,721	275,122	$—

Capital loss carryforward
utilized during the year
ended December 31, 2014	$36,588,722	$—	$—	$4, 999,909	$—	$26,628	$—

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013

Fund	Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$—	$—	$—	$—
Baron Focused Growth Fund	—	1,168,756	2,471,584	—	—
Baron International Growth Fund	101,998	2,751,644	3,362	—	—
Baron Real Estate Fund	3,698,225	—	247,412	555,524	673,756
Baron Emerging Markets Fund	4,415,521	—	—	—	—
Baron Energy and Resources Fund	—	—	26,290	—	—
Baron Global Advantage Fund	476	—	—	—	—

1 For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2014, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

41

Baron Select Funds	December 31, 2014

NOTES TO FINANCIAL STATEMENTS (Continued)

9. OWNERSHIP CONCENTRATION

As of December 31, 2014, the officers, trustees and portfolio managers owned, directly or indirectly, 33.59% of Baron Focused Growth Fund and 42.92% of Baron Global Advantage Fund. As of December 31, 2014, the officers, trustees, portfolio managers and one other investor owned, directly or indirectly, 30.71% of Baron International Growth Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund and Baron Global Advantage Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON REAL ESTATE FUND

				Net Change in			Shares
	Value at			Unrealized			Held at	Value at
	December 31,	Purchase	Sales	Appreciation	Realized	Dividend	December 31,	December 31,
Name of Issuer	2013	Cost	Proceeds	(Depreciation)	Gains/(Losses)	Income	2014	2014
“Affiliated” Company as of December 31, 2014:
Capital Senior Living Corp.	$38,730,775	$14,844,486	$—	$1,925,788	$—	$—	2,228,063	$55,501,049

1 An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended December 31, 2014.

11. DISCLOSURES REGARDING OFFSETTING ASSETS AND LIABILITIES

In December 2011, the FASB issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. This ASU requires an entity to disclose both gross and net information for derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU is effective for reporting periods beginning on or after January 1, 2013. The information required to be disclosed by the ASU for the Funds’ investments in repurchase agreements at December 31, 2014, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets. The information required to be disclosed by the ASU for the Funds’ securities lending agreement at December 31, 2014, including the market value of securities on loan and the amount of collateral, can be found in each respective Fund’s Statement of Assets and Liabilities. The Funds did not hold derivatives or participate in securities borrowing activities at December 31, 2014.

12. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, the FASB issued “ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. The Adviser is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

42

December 31, 2014	Baron Select Funds

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85

Income (loss) from investment operations:
Net investment income (loss)	0.23 [1]	(0.19)[1]	(0.04)[1]	(0.14)[1]	(0.09)[1]	(0.04)[1]	(0.09)[1]	(0.21)[1]	(0.16)[1]	(0.13)
Net realized and unrealized gain (loss) on investments	3.19	10.95	3.21	(1.04)	5.02	3.48	(10.74)	2.74	4.13	2.49

Total from investment operations	3.42	10.76	3.17	(1.18)	4.93	3.44	(10.83)	2.53	3.97	2.36

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)

Net asset value, end of year	$36.74	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43

Total return	10.26%	47.69%	16.35%	(5.74)%	31.52%	28.20%	(46.67)%	11.34%	21.55%	14.37%

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,256.3	$1,125.6	$653.7	$970.4	$1,251.9	$1,249.3	$1,501.3	$3,384.1	$2,403.1	$1,403.0

Ratio of total expenses to average net assets	1.51%	1.67%	1.74%	1.71%	1.71%	1.51%	1.86%[2]	1.88%[2]	1.77%	1.62%
Less: Ratio of interest expense to average net assets	(0.19)%	(0.29)%	(0.34)%	(0.36)%	(0.34)%	(0.10)%	(0.51)%	(0.57)%	(0.45)%	(0.27)%

Ratio of operating expenses to average net assets	1.32%	1.38%	1.40%	1.35%	1.37%	1.41%	1.35%	1.31%	1.32%	1.35%

Ratio of net investment income (loss) to average net assets	0.66%	(0.66)%	(0.18)%	(0.69)%	(0.51)%	(0.30)%	(0.49)%	(0.86)%	(0.80)%	(0.85)%

Portfolio turnover rate	30.82%	18.57%	13.04%	16.96%	15.85%	32.43%	38.02%	32.95%	35.92%	37.62%

INSTITUTIONAL SHARES	Year Ended December 31,

	2014	2013	2012	2011	2010	2009[3]
Net asset value, beginning of year	$33.72	$22.78	$19.52	$20.66	$15.66	$12.66

Income (loss) from investment operations:
Net investment income (loss)	0.25 [1]	(0.12)[1]	0.04 [1]	(0.08)[1]	(0.06)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	3.31	11.06	3.22	(1.06)	5.06	3.03

Total from investment operations	3.56	10.94	3.26	(1.14)	5.00	3.00

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$37.28	$33.72	$22.78	$19.52	$20.66	$15.66

Total return	10.56%	48.02%	16.70%	(5.52)%	31.93%	23.70%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$681.5	$349.0	$146.5	$123.7	$119.9	$158.5

Ratio of total expenses to average net assets	1.26%	1.41%	1.48%	1.45%	1.45%	1.38%[5]
Less: Ratio of interest expense to average net assets	(0.20)%	(0.30)%	(0.35)%	(0.36)%	(0.34)%	(0.21)%[5]

Ratio of operating expenses to average net assets	1.06%	1.11%	1.13%	1.09%	1.11%	1.17%[5]

Ratio of net investment income (loss) to average net assets	0.69%	(0.41)%	0.18%	(0.41)%	(0.36)%	(0.31)%[5]

Portfolio turnover rate	30.82%	18.57%	13.04%	16.96%	15.85%	32.43%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	43

Baron Select Funds	December 31, 2014

FINANCIAL HIGHLIGHTS

BARON FOCUSED GROWTH FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2014	2013	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$13.97	$11.26	$9.71	$9.85	$8.14	$6.27	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 [2]	(0.07)[2]	0.24 [2]	(0.07)[2]	(0.01)[2]	0.12 [2]	0.00 [2,3]
Net realized and unrealized gain (loss) on investments	0.29	2.95	1.31	(0.07)	2.05	2.00	(3.33)

Total from investment operations	0.33	2.88	1.55	(0.14)	2.04	2.12	(3.33)

Less distributions to shareholders from:
Net investment income	0.00	(0.17)	0.00	0.00	(0.33)	(0.13)	0.00
Net realized gain on investments	(0.09)	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	0.00	0.00	(0.12)	(0.40)

Total distributions	(0.09)	(0.17)	0.00	0.00	(0.33)	(0.25)	(0.40)

Net asset value, end of year	$14.21	$13.97	$11.26	$9.71	$9.85	$8.14	$6.27

Total return	2.35%[4]	25.69%[4]	15.96%[4]	(1.42)%[4]	25.17%[4]	33.77%[4]	(33.11)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$46.1	$47.6	$31.4	$28.3	$46.4	$39.9	$59.3

Ratio of operating expenses to average net assets	1.39%	1.42%	1.48%	1.48%	1.47%	1.52%	1.54%[6]
Less: Reimbursement of expenses by Adviser	(0.04)%	(0.07)%	(0.13)%	(0.13)%	(0.12)%	(0.17)%	(0.19)%[6]

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%[6]

Ratio of net investment income (loss) to average net assets	0.31%	(0.53)%	2.30%	(0.69)%	(0.16)%	1.81%	0.01%[6]

Portfolio turnover rate	36.92%	33.67%	38.38%	44.58%	24.08%	34.76%	35.43%[5]

INSTITUTIONAL SHARES	Year Ended December 31,

	2014	2013	2012	2011	2010	2009[7]
Net asset value, beginning of year	$14.10	$11.35	$9.77	$9.88	$8.15	$6.88

Income (loss) from investment operations:
Net investment income (loss)	0.08 [2]	(0.04)[2]	0.26 [2]	(0.04)[2]	0.01 [2]	0.07 [2]
Net realized and unrealized gain (loss) on investments	0.28	2.99	1.32	(0.07)	2.05	1.45

Total from investment operations	0.36	2.95	1.58	(0.11)	2.06	1.52

Less distributions to shareholders from:
Net investment income	0.00	(0.20)	0.00	0.00	(0.33)	(0.13)
Net realized gain on investments	(0.09)	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	0.00	0.00	(0.12)

Total distributions	(0.09)	(0.20)	0.00	0.00	(0.33)	(0.25)

Net asset value, end of year	$14.37	$14.10	$11.35	$9.77	$9.88	$8.15

Total return	2.54%	26.09%[4]	16.17%[4]	(1.11)%[4]	25.39%[4]	22.06%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$149.2	$148.4	$87.9	$63.6	$44.3	$36.6

Ratio of operating expenses to average net assets	1.09%	1.12%	1.16%	1.18%	1.19%	1.25%[6]
Less: Reimbursement of expenses by Adviser	0.00%	(0.02)%	(0.06)%	(0.08)%	(0.09)%	(0.15)%[6]

Ratio of net operating expenses to average net assets	1.09%	1.10%	1.10%	1.10%	1.10%	1.10%[6]

Ratio of net investment income (loss) to average net assets	0.56%	(0.28)%	2.53%	(0.40)%	0.08%	1.63%[6]

Portfolio turnover rate	36.92%	33.67%	38.38%	44.58%	24.08%	34.76%

[1]	For the period June 30, 2008 (commencement of operations) to December 31, 2008.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.
[7]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.

44	See Notes to Financial Statements.

December 31, 2014	Baron Select Funds

FINANCIAL HIGHLIGHTS

BARON INTERNATIONAL GROWTH FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$18.91	$15.55	$13.20	$17.29	$14.11	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	(0.01)[1]	(0.02)[1]	(0.01)[1]	0.01 [1]	0.04 [1]
Net realized and unrealized gain (loss) on investments	(0.46)	3.37	2.37	(2.78)	3.38	4.43

Total from investment operations	(0.43)	3.36	2.35	(2.79)	3.39	4.47

Less distributions to shareholders from:
Net investment income	(0.00)[2]	0.00	0.00	(0.04)	0.00	0.00
Net realized gain on investments	(0.54)	0.00	0.00	(1.26)	(0.21)	(0.36)

Total distributions	(0.54)	0.00	0.00	(1.30)	(0.21)	(0.36)

Net asset value, end of year	$17.94	$18.91	$15.55	$13.20	$17.29	$14.11

Total return	(2.33)%[3]	21.61%[3]	17.80%[3]	(16.35)%[3]	24.22%[3]	44.69%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$53.0	$17.0	$15.6	$11.7	$15.3	$8.4

Ratio of operating expenses to average net assets	1.63%	1.74%	1.78%	1.73%	1.76%	2.33%
Less: Reimbursement of expenses by Adviser	(0.13)%	(0.24)%	(0.28)%	(0.23)%	(0.26)%	(0.83)%

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	0.14%	(0.05)%	(0.16)%	(0.05)%	0.07%	0.38%

Portfolio turnover rate	34.67%	40.60%	39.02%	53.20%	32.70%	53.94%

INSTITUTIONAL SHARES	Year Ended December 31,

	2014	2013	2012	2011	2010	2009[6]
Net asset value, beginning of year	$19.05	$15.63	$13.25	$17.36	$14.13	$11.13

Income (loss) from investment operations:
Net investment income (loss)	0.12 [1]	0.03 [1]	0.01 [1]	0.03 [1]	0.05 [1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	(0.50)	3.39	2.40	(2.79)	3.39	3.38

Total from investment operations	(0.38)	3.42	2.41	(2.76)	3.44	3.36

Less distributions to shareholders from:
Net investment income	(0.04)	(0.00)[2]	(0.03)	(0.09)	0.00	0.00
Net realized gain on investments	(0.54)	0.00	0.00	(1.26)	(0.21)	(0.36)

Total distributions	(0.58)	(0.00)[2]	(0.03)	(1.35)	(0.21)	(0.36)

Net asset value, end of year	$18.09	$19.05	$15.63	$13.25	$17.36	$14.13

Total return	(2.07)%[3]	21.89%[3]	18.17%[3]	(16.13)%[3]	24.54%[3]	30.18%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$52.3	$45.4	$39.0	$30.5	$37.4	$22.1

Ratio of operating expenses to average net assets	1.34%	1.37%	1.40%	1.38%	1.40%	1.89%[5]
Less: Reimbursement of expenses by Adviser	(0.09)%	(0.12)%	(0.15)%	(0.13)%	(0.15)%	(0.64)%[5]

Ratio of net operating expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%[5]

Ratio of net investment income (loss) to average net assets	0.64%	0.20%	0.09%	0.19%	0.31%	(0.29)%[5]

Portfolio turnover rate	34.67%	40.60%	39.02%	53.20%	32.70%	53.94%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.

See Notes to Financial Statements.	45

Baron Select Funds	December 31, 2014

FINANCIAL HIGHLIGHTS

BARON REAL ESTATE FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES
	Year Ended December 31,

	2014	2013	2012	2011	2010
Net asset value, beginning of year	$22.25	$17.52	$12.51	$12.66	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 [1]	(0.05)[1]	0.01 [1]	(0.01)[1]	0.02 [1]
Net realized and unrealized gain on investments	3.66	4.80	5.31	0.07 [2]	2.64

Total from investment operations	3.70	4.75	5.32	0.06	2.66

Less distributions to shareholders from:
Net investment income	(0.03)	0.00	0.00	(0.00)[3]	0.00
Net realized gain on investments	0.00	(0.02)	(0.31)	(0.21)	0.00

Total distributions	(0.03)	(0.02)	(0.31)	(0.21)	0.00

Net asset value, end of year	$25.92	$22.25	$17.52	$12.51	$12.66

Total return	16.61%	27.12%	42.60%[4]	0.63%[4]	26.60%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$782.8	$539.5	$53.6	$10.9	$5.5

Ratio of operating expenses to average net assets	1.32%	1.35%	1.76%	2.33%	4.35%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	(0.41)%	(0.98)%	(3.00)%

Ratio of net operating expenses to average net assets	1.32%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets	0.17%	(0.23)%	0.07%	(0.08)%	0.14%

Portfolio turnover rate	24.40%	19.36%	30.14%	70.99%	58.03%

INSTITUTIONAL SHARES
	Year Ended December 31,

	2014	2013	2012	2011	2010
Net asset value, beginning of year	$22.43	$17.64	$12.56	$12.69	$10.00

Income (loss) from investment operations:
Net investment income	0.11 [1]	0.03 [1]	0.06 [1]	0.02 [1]	0.04 [1]
Net realized and unrealized gain on investments	3.68	4.81	5.33	0.07 [2]	2.65

Total from investment operations	3.79	4.84	5.39	0.09	2.69

Less distributions to shareholders from:
Net investment income	(0.08)	(0.00)[3]	0.00	(0.01)	0.00
Net realized gain on investments	0.00	(0.02)	(0.31)	(0.21)	0.00
Return of capital	0.00	(0.03)	0.00	0.00	0.00

Total distributions	(0.08)	(0.05)	(0.31)	(0.22)	0.00

Net asset value, end of year	$26.14	$22.43	$17.64	$12.56	$12.69

Total return	16.93%	27.48%	42.99%[4]	0.80%[4]	26.90%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$919.7	$486.1	$35.5	$4.9	$3.2

Ratio of operating expenses to average net assets	1.06%	1.09%	1.44%	2.14%	4.26%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	(0.34)%	(1.04)%	(3.16)%

Ratio of net operating expenses to average net assets	1.06%	1.09%	1.10%	1.10%	1.10%

Ratio of net investment income to average net assets	0.44%	0.15%	0.36%	0.17%	0.36%

Portfolio turnover rate	24.40%	19.36%	30.14%	70.99%	58.03%

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.

46	See Notes to Financial Statements.

December 31, 2014	Baron Select Funds

FINANCIAL HIGHLIGHTS

BARON EMERGING MARKETS FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES
	Year Ended December 31,

	2014	2013	2012	2011
Net asset value, beginning of year	$11.54	$10.06	$8.28	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07 [1]	(0.06)[1]	(0.04)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	0.33	1.54	1.94	(1.69)

Total from investment operations	0.40	1.48	1.90	(1.72)

Less distributions to shareholders from:
Net investment income	(0.03)	0.00	(0.12)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	(0.03)	0.00	(0.12)	0.00

Net asset value, end of year	$11.91	$11.54	$10.06	$8.28

Total return	3.47%[2]	14.71%[2]	22.98%[2]	(17.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$649.7	$259.6	$2.9	$2.0

Ratio of operating expenses to average net assets	1.52%	1.90%	4.01%	4.49%
Less: Reimbursement of expenses by Adviser	(0.02)%	(0.40)%	(2.51)%	(2.99)%

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	0.56%	(0.53)%	(0.39)%	(0.32)%

Portfolio turnover rate	23.38%	14.68%	42.68%	45.86%

INSTITUTIONAL SHARES
	Year Ended December 31,

	2014	2013	2012	2011
Net asset value, beginning of year	$11.56	$10.05	$8.30	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09 [1]	0.01 [1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	0.34	1.50	1.93	(1.69)

Total from investment operations	0.43	1.51	1.92	(1.70)

Less distributions to shareholders from:
Net investment income	(0.05)	0.00	(0.17)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	(0.05)	0.00	(0.17)	0.00

Net asset value, end of year	$11.94	$11.56	$10.05	$8.30

Total return	3.75%[2]	15.02%[2]	23.22%[2]	(17.00)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$697.8	$116.0	$6.0	$4.3

Ratio of operating expenses to average net assets	1.27%	1.80%	3.37%	3.83%
Less: Reimbursement of expenses by Adviser	(0.02)%	(0.55)%	(2.12)%	(2.58)%

Ratio of net operating expenses to average net assets	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets	0.76%	0.05%	(0.14)%	(0.07)%

Portfolio turnover rate	23.38%	14.68%	42.68%	45.86%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.

See Notes to Financial Statements.	47

Baron Select Funds	December 31, 2014

FINANCIAL HIGHLIGHTS

BARON ENERGY AND RESOURCES FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2014	2013	2012
Net asset value, beginning of year	$11.84	$9.46	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)[1]	(0.01)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	(1.50)	2.40	(0.51)

Total from investment operations	(1.51)	2.39	(0.54)

Less distributions to shareholders from:
Net investment income	0.00	(0.01)	0.00
Net realized gain on investments	0.00	0.00	0.00

Total distributions	0.00	(0.01)	0.00

Net asset value, end of year	$10.33	$11.84	$9.46

Total return	(12.75)%[2]	25.32%[2]	(5.40)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$39.7	$29.2	$1.8

Ratio of operating expenses to average net assets	1.79%	2.25%	9.07%
Less: Reimbursement of expenses by Adviser	(0.44)%	(0.90)%	(7.72)%

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%

Ratio of net investment loss to average net assets	(0.04)%	(0.05)%	(0.36)%

Portfolio turnover rate	23.12%	25.60%	35.74%

INSTITUTIONAL SHARES	Year Ended December 31,

	2014	2013	2012
Net asset value, beginning of year	$11.91	$9.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	0.02 [1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	(1.53)	2.41	(0.51)

Total from investment operations	(1.50)	2.43	(0.52)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00

Net asset value, end of year	$10.41	$11.91	$9.48

Total return	(12.59)%[2]	25.63%[2]	(5.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$29.3	$4.0	$1.4

Ratio of operating expenses to average net assets	1.52%	2.84%	8.65%
Less: Reimbursement of expenses by Adviser	(0.42)%	(1.74)%	(7.55)%

Ratio of net operating expenses to average net assets	1.10%	1.10%	1.10%

Ratio of net investment income (loss) to average net assets	0.22%	0.20%	(0.11)%

Portfolio turnover rate	23.12%	25.60%	35.74%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.

48	See Notes to Financial Statements.

December 31, 2014	Baron Select Funds

FINANCIAL HIGHLIGHTS

BARON GLOBAL ADVANTAGE FUND
Selected data for a share outstanding throughout each year:
RETAIL SHARES	Year Ended December 31,

	2014	2013	2012[1]
Net asset value, beginning of year	$13.51	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 [2]	(0.02)[2]	(0.02)[2]
Net realized and unrealized gain on investments	0.67	3.12	0.43

Total from investment operations	0.69	3.10	0.41

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00
Net realized gain on investments	(0.00)[3]	0.00	0.00

Total distributions	(0.00)	0.00	0.00

Net asset value, end of year	$14.20	$13.51	$10.41

Total return	5.11%[4,5]	29.78%[4]	4.10%[4,6]

Ratios/Supplemental data
Net assets (in millions), end of year	$3.9	$2.3	$1.5

Ratio of operating expenses to average net assets	3.61%	5.51%	8.35%[7,8]
Less: Reimbursement of expenses by Adviser	(2.11)%	(4.01)%	(6.85)%[7,8]

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%[7,8]

Ratio of net investment income (loss) to average net assets	0.18%	(0.20)%	(0.38)%[7,8]

Portfolio turnover rate	123.51%	32.78%	24.64%[6]

INSTITUTIONAL SHARES	Year Ended December 31,

	2014	2013	2012[1]
Net asset value, beginning of year	$13.56	$10.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07 [2]	0.00 [2,3]	(0.02)[2]
Net realized and unrealized gain on investments	0.65	3.14	0.44

Total from investment operations	0.72	3.14	0.42

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00
Net realized gain on investments	(0.00)[3]	0.00	0.00

Total distributions	(0.00)	0.00	0.00

Net asset value, end of year	$14.28	$13.56	$10.42

Total return	5.32%[4,5]	30.13%[4]	4.20%[4,6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$4.1	$3.3	$1.6

Ratio of operating expenses to average net assets	2.92%	4.91%	7.33%[7,8]
Less: Reimbursement of expenses by Adviser	(1.67)%	(3.66)%	(6.08)%[7,8]

Ratio of net operating expenses to average net assets	1.25%	1.25%	1.25%[7,8]

Ratio of net investment income (loss) to average net assets	0.48%	0.02%	(0.30)%[7,8]

Portfolio turnover rate	123.51%	32.78%	24.64 [6]

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.
[6]	Not Annualized.
[7]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[8]	Annualized.

See Notes to Financial Statements.	49

Baron Select Funds	December 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Baron Select Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and of cash flows (Baron Partners Fund only) and the financial highlights present fairly, in all material respects, the financial position of each of Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (seven of the portfolios constituting the Baron Select Funds, hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations and cash flows (Baron Partners Fund only) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, portfolio companies, and transfer agents provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 25, 2015

50

December 31, 2014	Baron Select Funds

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2014 are listed below.

During the fiscal year ended December 31, 2014, the Funds’ distributions to shareholders included:

	Ordinary	Long-Term
Fund	Income[1,3]	Capital Gains[2,3]
Baron Focused Growth Fund	$—	$1,168,756
Baron International Growth Fund	101,998	2,751,644
Baron Real Estate Fund	3,698,225	—
Baron Emerging Markets Fund	4,415,521	—
Baron Global Advantage Fund	476	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the American Taxpayer Relief Act of 2012.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund, 100.00%, 100.00%, 86.57% and 21.00%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund, 13.96%, 100.00%, 0.00% and 0.06%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2014. The information necessary to complete your income tax return for the calendar year ended December 31, 2014 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2015.

51

Baron Select Funds	December 31, 2014

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20141

	Actual Total Return	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares [2]	0.22%	$1,000.00	$1,002.20		1.52%[2]	$7.67
Baron Partners Fund — Institutional Shares [2]	0.35%	$1,000.00	$1,003.50		1.27%[2]	$6.41
Baron Focused Growth Fund — Retail Shares	0.13%	$1,000.00	$1,001.30	[4]	1.35%[5]	$6.81
Baron Focused Growth Fund — Institutional Shares	0.20%	$1,000.00	$1,002.00		1.08%	$5.45
Baron International Growth Fund — Retail Shares	(7.32)%	$1,000.00	$926.80	[4]	1.50%[5]	$7.28
Baron International Growth Fund — Institutional Shares	(7.18)%	$1,000.00	$928.20	[4]	1.25%[5]	$6.08
Baron Real Estate Fund — Retail Shares	6.65%	$1,000.00	$1,066.50		1.31%	$6.82
Baron Real Estate Fund — Institutional Shares	6.78%	$1,000.00	$1,067.80		1.06%	$5.52
Baron Emerging Markets Fund — Retail Shares	(4.55)%	$1,000.00	$954.50		1.50%	$7.39
Baron Emerging Markets Fund — Institutional Shares	(4.36)%	$1,000.00	$956.40		1.25%	$6.16
Baron Energy & Resources Fund — Retail Shares	(27.86)%	$1,000.00	$721.40	[4]	1.35%[5]	$5.86
Baron Energy & Resources Fund — Institutional Shares	(27.81)%	$1,000.00	$721.90	[4]	1.10%[5]	$4.77
Baron Global Advantage Fund — Retail Shares	(0.97)%	$1,000.00	$990.30	[4]	1.50%[5]	$7.52
Baron Global Advantage Fund — Institutional Shares	(0.90)%	$1,000.00	$991.00	[4]	1.25%[5]	$6.27

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2014

	Hypothetical	Beginning	Ending		Annualized	Expenses
	Annualized	Account Value	Account Value		Expense	Paid During
	Total Return	July 1, 2014	December 31, 2014		Ratio	the Period[3]
Baron Partners Fund — Retail Shares[2]	5.00%	$1,000.00	$1,017.54		1.52%[2]	$7.73
Baron Partners Fund — Institutional Shares[2]	5.00%	$1,000.00	$1,018.80		1.27%[2]	$6.46
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.87
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.76		1.08%	$5.50
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.64	[4]	1.50%[5]	$7.63
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,018.90	[4]	1.25%[5]	$6.36
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.60		1.31%	$6.67
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.86		1.06%	$5.40
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,017.64		1.50%	$7.63
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,018.90		1.25%	$6.36
Baron Energy & Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.87
Baron Energy & Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,017.64	[4]	1.50%[5]	$7.63
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,018.90	[4]	1.25%[5]	$6.36

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]	Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2014, includes 1.30% and 1.05% for net operating expenses and 0.22% and 0.22% for interest expense for the Retail and Institutional Shares, respectively.
[3]	Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

52

December 31, 2014	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	During Past 5 Years
Interested Trustees
Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 71	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	11 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); Portfolio Manager: Baron Managed Funds plc (2005-2009).	13	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 59	Chairman, President, Chief Operating Officer and Trustee	11 years	Director: the Firm* (2003-Present); Secretary: the Firm* (2003-2008); President: the Firm* (2007- Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present) President (2007-Present), Trustee (1987-Present), Secretary (2003-2008): Baron Investment Funds Trust; Chairman (2010-Present) President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009).	13	None

53

Baron Select Funds	December 31, 2014

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Number of
Portfolios
in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	During Past 5 Years

Independent Trustees

Norman S. Edelcup(3),(4),(5)	Trustee	11 years	Mayor (2003-2013): Sunny Isles Beach, Florida;	13	Director: CompX
244 Atlantic Isle			Trustee: Baron Investment Funds Trust (1987-		International, Inc.
Sunny Isles Beach, FL 33160			Present), Baron Select Funds (2003-Present).		(diversified manufacturer of
Age: 79					engineered components)
(2006-Present); Director:
Valhi, Inc. (diversified
company) (1975-Present).

Harold W. Milner(4),(5)	Trustee	11 years	Trustee: Baron Investment Funds Trust (1987-	13	None
2293 Morningstar Drive			Present), Baron Select Funds (2003-Present).
Park City, UT 84060
Age: 79

Raymond Noveck(3),(4),(5)	Lead Trustee	11 years	Private Investor (1999-Present); Trustee: Baron	13	None
31 Karen Road			Investment Funds Trust (1987-Present), Baron
Waban, MA 02468			Select Funds (2003-Present).
Age: 71

Anita Rosenberg(4),(5)	Trustee	1 year	Senior Advisor: Magnetar Capital (2011-2012);		Director: Golub Capital
1235 N. Astor Street			Trustee: Baron Investment Funds Trust,		BDC, Inc.
Chicago, IL 60610			Baron Select Funds (2013-Present).		(2011-Present).
Age: 50

David A. Silverman, MD(4),(5)	Trustee	11 years	Physician and Faculty: New York University	13	None
146 Central Park West			School of Medicine (1976-Present); Trustee: Baron
New York, NY 10024			Investment Funds Trust (1987-Present), Baron
Age: 64			Select Funds (2003-Present).

Alex Yemenidjian(4),(5)	Trustee	9 years	Chairman and CEO: Tropicana Las Vegas (gaming)	13	Director: Guess?, Inc.
3801 Las Vegas Blvd. South			(2009-Present); Chairman and CEO: Armenco		(2005-Present);
Las Vegas, NV 89109			Holdings, LLC (investment company) (2005-		Director: Regal
Age: 58			Present); Trustee: Baron Investment Funds Trust		Entertainment Group
			(2006-Present), Baron Select Funds (2006-Present).		(2005-Present).

54

December 31, 2014	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Number of
Portfolios
in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	During Past 5 Years

Additional Officers of the Funds

Louis Beasley	Vice President and	<1 year	Chief Compliance Officer: Baron Capital Group, Inc.,	N/A	N/A
767 Fifth Avenue	Chief Compliance	(appointed	BAMCO, Inc., Baron Capital Management Inc., Baron
New York, NY 10153	Officer	9/2014)	Investment Funds Trust, Baron Select Funds, Baron
Age: 43			USA Partners Fund, Ltd. (9/2014-Present);
Vice President: the Firm* (9/2014-Present);
Principal and Director of Investment Management
Compliance and Risk Management: Bessemer Trust
(2006-9/2014).

Clifford Greenberg	Senior Vice	10 years	Director and Senior Vice President: the Firm*	N/A	N/A
767 Fifth Avenue	President and		(1997-Present); Portfolio Manager: Baron Small
New York, NY 10153	Portfolio Manager		Cap Fund (1997-Present).
Age: 55

Patrick M. Patalino	Vice President,	7 years	Vice President and General Counsel: the Firm*,	N/A	N/A
767 Fifth Avenue	General Counsel		Baron Investment Funds Trust, Baron Select
New York, NY 10153	and Secretary		Funds, (2007-Present); Baron USA Partners Fund,
Age: 46			Ltd. (2007-Present); Secretary: the Firm* (2008-
Present), Baron Investment Funds Trust, Baron
Select Funds (2008-Present).

Andrew Peck	Senior Vice	11 years	Vice President: BAMCO, Inc. (2003-Present),	N/A	N/A
767 Fifth Avenue	President and		Baron Investment Funds Trust, Baron
New York, NY 10153	Portfolio Manager		Select Funds (2003-Present); Portfolio Manager:
Age: 45			Baron Asset Fund (2008-Present); Vice President,
Research Analyst: Baron Capital, Inc. (1998-
Present); Co-Portfolio Manager (mid cap
accounts): Baron Capital Management, Inc.
(2006-Present).

Susan Robbins	Vice President	11 years	Director, Vice President and Senior Analyst: the	N/A	N/A
767 Fifth Avenue			Firm* (1982-Present); Vice President: Baron
New York, NY 10153			Investment Funds Trust (1994-Present), Baron
Age: 60			Select Funds (2003-Present).

Peggy C. Wong	Vice President,	11 years	Chief Financial Officer and Treasurer: the Firm*	N/A	N/A
767 Fifth Avenue	Treasurer and		(1987-Present), Baron Investment Funds Trust
New York, NY 10153	Chief Financial		(1987-Present), Baron Select Funds (2003-Present),
Age: 53	Officer		Baron USA Partners Fund, Ltd. (1993-Present),
Baron Managed Funds plc. (2005-2009).

*	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
(1)	Trustees deemed to be “interested persons”(as defined in the 1940 Act) of the Funds by reason of their employment with the Funds’ Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

55

DECEMBER 31

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2014 and December 31, 2013:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:
	2014	2013

Baron Select Funds	$219,395	$226,660

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2014	2013

Baron Select Funds	$0	$0

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2014	2013

Baron Select Funds	$77,480	$82,725

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2014	2013

Baron Select Funds	$0	$0

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2014: $66,300

2013: $49,035

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6.	Schedule of Investments.

Included herein under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron

Ronald Baron
Chief Executive Officer

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron

Ronald Baron
Chief Executive Officer

Date: March 6, 2015

By:	/s/ Peggy Wong

Peggy Wong
Treasurer and Chief Financial Officer

Date: March 6, 2015